                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04801
                                   ---------------------------------------------

                             SunAmerica Equity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                 John T. Genoy
                             Senior Vice President
                        SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: September 30
                        --------------------------

Date of reporting period:  September 30, 2012
                         -------------------------

Item 1. Reports to Stockholders

[PHOTO]




                                                             ANNUAL REPORT 2012

SUNAMERICA
Equity Funds

        SEPTEMBER 30, 2012                                         ANNUAL REPORT

SUNAMERICA EQUITY FUNDS

SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND (SIEAX)

SUNAMERICA VALUE FUND (SSVAX)

SUNAMERICA JAPAN FUND (SAESX)

                        TABLE OF CONTENTS


        SHAREHOLDER LETTER..........................................  2
        EXPENSE EXAMPLE.............................................  4
        STATEMENT OF ASSETS AND LIABILITIES.........................  6
        STATEMENT OF OPERATIONS.....................................  8
        STATEMENT OF CHANGES IN NET ASSETS..........................  9
        FINANCIAL HIGHLIGHTS........................................ 10
        PORTFOLIO OF INVESTMENTS.................................... 14
        NOTES TO FINANCIAL STATEMENTS............................... 22
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 36
        APPROVAL OF ADVISORY AGREEMENTS............................. 37
        TRUSTEE AND OFFICER INFORMATION............................. 42
        SHAREHOLDER TAX INFORMATION................................. 45
        COMPARISONS: FUNDS VS. INDICES.............................. 46

        SHAREHOLDER LETTER -- (UNAUDITED)

Dear Shareholders,

We are pleased to present this annual update for the SunAmerica Equity Funds for the 12 months ended September 30, 2012. It was a period wherein U.S. and international equity performance was strong overall, despite a wide range of economic and geopolitical events causing significant volatility. Investors generally looked past lingering uncertainty regarding Eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news. Japanese equities, however, proved to be an exception.

The equity markets generally posted positive returns as the annual period began with the fourth quarter of 2011, as investors grew more optimistic about the global economy. In the U.S., unemployment trends appeared to stabilize, and corporate profits improved. Investors were hopeful that these early signs of an economic recovery in the U.S. would lift equity valuations from ten-year trough levels. Internationally, results were a bit more mixed. International equities rallied forcefully in October 2011, largely on optimism that European leaders would work out a solution for the sovereign debt crisis at a summit later in the month. An agreement was indeed reached, but on October 31, the Greek prime minister surprised other European leaders and the financial markets by calling for a referendum on the proposal, which could threaten the agreement. As a result, European equities retreated in November 2011. Concern for the fate of the European Monetary Union intensified during the latter part of the fourth quarter of 2011 as the Greek and Italian government leaders were replaced, credit conditions tightened for banks, yields on Italian and Spanish government debt hovered near unsustainable levels, and Germany had a surprisingly disappointing bond auction. Despite reporting economic growth, Japanese equities were also weak late in the fourth quarter of 2011 in part because of production disruptions from the floods in Thailand and in part because Japan's expansion showed signs of slowing in November based on weakening overseas demand.

U.S. equities continued to advance during the first quarter of 2012, as the domestic economy continued to improve. Accommodative monetary policy kept short-term U.S. interest rates at historically low levels, while consumer spending and corporate profit trends remained strong. Another factor boosting the U.S. equity markets during the quarter was what seemed to be solid steps toward resolution of the European sovereign debt crisis. Both the U.S. and international equity markets rallied strongly after Eurozone finance ministers set the overall ceiling for the rescue of the region's indebted nations at $1.1 trillion. Investors also responded favorably to Spain's proposed budget for cutting spending and raising taxes to try to bring its deficit under control. Japanese equities rallied, fueled by the Bank of Japan's surprise move to ease monetary policy. Japan's retail sales surged and overall household spending surpassed expectations, signaling, it appeared, that the Japanese economy was poised for a rebound.

After posting broad-based gains during the first quarter of 2012, the strongest opening quarter since 1998 for the S&P 500 Index*, equity indices stumbled during the second quarter of 2012. Drivers included weaker U.S. economic trends, including lackluster job formation, and continued destabilization of European financial markets. More specifically, concerns regarding Spain's sovereign debt market and banking system reignited worries about the region overall. China's decelerating economic growth further muted returns in select sectors. Japanese equities led the East Asian region lower. The Bank of Japan kept its monetary policy steady in the second quarter of 2012 but warned of lingering risks to the country's recovery prospects. Japanese industrial production missed forecasts, underscoring concern that Europe's sovereign debt crisis and a stronger yen may hamper the rebound of the world's third-largest economy.

In the last months of the annual period, that is, during the third quarter of 2012, the U.S. and international equity markets generally rallied as investors reacted positively to strong corporate profit reports and to central bank action taken in September. First was a bond-buying announcement by the European Central Bank, which raised hopes for a longer-term solution even though Europe's sovereign debt problems continued to dominate headlines. This announcement was followed by the Federal Reserve's announcement of a third round of quantitative easing, wherein it would buy bonds to lower interest rates. Indeed, consumer confidence improved despite higher energy prices, as short-term U.S. interest rates remained low. The Japanese equity market, however, declined for the second consecutive quarter. Japan's consumer prices slid, and industrial production unexpectedly weakened, raising the danger that the nation's economy had slipped back into contraction. Additionally, Japan's exports disappointed, as shipments to Europe and China both fell, elevating concerns about softening global demand. Indeed, for investors in virtually all U.S. and international equity markets, several concerns persisted at the end of the annual period, including below-trend U.S. economic growth, an ailing job market, an impending fiscal cliff, persistent European sovereign debt troubles, slowing Chinese growth rates and regulatory uncertainty.

Against this backdrop, U.S. equities, as measured by the S&P 500 Index, returned 30.20% for the 12 months ended September 30, 2012. International equities, as measured by the MSCI All Country (AC) World ex-U.S. Index*, lagged the U.S. equity market but still produced strong gains, returning 15.04% for the 12-month period ended September 30, 2012. Japanese equities, as measured by the MSCI Japan Index*, returned -1.51%. For the annual period overall, there was no clear distinction in performance trends between the more economically-sensitive, cyclical sectors and the more traditionally defensive sectors of the equity markets.

Amid these conditions, each of the portfolios in the SunAmerica Equity Funds generated positive gains during the annual period. The 12-month period ended September 30, 2012 was a meaningful one for the SunAmerica Equity Funds in other ways as well, which are detailed on the following pages. There you will find detailed financials statements and portfolio information for each of the SunAmerica Equity Funds.

We thank you for being a part of the SunAmerica Equity Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial adviser or get in touch with us directly at 800-858-8850 or www.safunds.com.

Sincerely,

THE SUNAMERICA EQUITY FUNDS INVESTMENT PROFESSIONALS

    Steve Neimeth     Jun Oh            Brendan Voege     Timothy Campion
    Sarah Kallok      Ben Barrett       Mike Beaulieu     Kara Murphy
    Jay Merchant      Chris Kagaoan     Jennifer Coombs   Jane Bayar
    Jayme Liesiewski  Kei Yamamoto

--------
Past performance is no guarantee of future results.

*The S&P 500 INDEX is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of U.S. common stock prices. The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) WORLD EX-U.S. INDEX is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of 47 global developed and emerging markets, excluding the U.S. The MSCI JAPAN INDEX is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Indices are not managed and an investor cannot invest directly in an index.

        SUNAMERICA EQUITY FUNDS
        EXPENSE EXAMPLE -- SEPTEMBER 30, 2012 -- (UNAUDITED)

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a Fund (each, a "Fund" and collectively, the "Funds") in the SunAmerica Equity Funds (the "Trust"), you may incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges, redemption fees (applicable to Class A shares of SunAmerica International Dividend Strategy Fund and SunAmerica Japan Fund only) and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. The Example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at April 1, 2012 and held until September 30, 2012.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2012" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class Z, the "Expenses Paid During the Six Months Ended
September 30, 2012" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended September 30, 2012" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended September 30, 2012" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class Z the "Expenses Paid During the Six Months Ended September 30, 2012" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended September 30, 2012" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended September 30, 2012" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, redemption fees (applicable to Class A shares of SunAmerica International Dividend Strategy Fund and SunAmerica Japan Fund only); small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA EQUITY FUNDS
        EXPENSE EXAMPLE -- SEPTEMBER 30, 2012 -- (UNAUDITED) (CONTINUED)

                                                   ACTUAL                                 HYPOTHETICAL
                                 ------------------------------------------ -----------------------------------------
                                                                                          ENDING ACCOUNT
                                               ENDING ACCOUNT EXPENSE PAID                VALUE USING A  EXPENSE PAID
                                                VALUE USING    DURING THE                  HYPOTHETICAL   DURING THE
                                   BEGINNING       ACTUAL      SIX MONTHS     BEGINNING     5% ASSUMED    SIX MONTHS
                                 ACCOUNT VALUE   RETURN AT        ENDED     ACCOUNT VALUE   RETURN AT       ENDED
                                  AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30,  AT APRIL 1,  SEPTEMBER 30,   SEPTEMBER
FUND                                 2012           2012          2012          2012           2012        30, 2012
----                             ------------- -------------- ------------- ------------- -------------- ------------
INTERNATIONAL DIVIDEND STRATEGY
 FUND#+
  Class A.......................   $1,000.00     $  945.33       $ 9.24       $1,000.00     $1,015.50       $ 9.57
  Class B.......................   $1,000.00     $  941.79       $12.38       $1,000.00     $1,012.25       $12.83
  Class C.......................   $1,000.00     $  941.74       $12.38       $1,000.00     $1,012.25       $12.83
  Class I.......................   $1,000.00     $  945.48       $ 8.75       $1,000.00     $1,016.00       $ 9.07
VALUE FUND
  Class A.......................   $1,000.00     $1,007.61       $ 7.63       $1,000.00     $1,017.40       $ 7.67
  Class B#......................   $1,000.00     $1,003.25       $11.42       $1,000.00     $1,013.60       $11.48
  Class C.......................   $1,000.00     $1,004.07       $11.32       $1,000.00     $1,013.70       $11.38
  Class Z.......................   $1,000.00     $1,010.86       $ 4.57       $1,000.00     $1,020.45       $ 4.60
JAPAN FUND#+
  Class A.......................   $1,000.00     $  919.66       $ 9.12       $1,000.00     $1,015.50       $ 9.57
  Class B.......................   $1,000.00     $  917.28       $12.22       $1,000.00     $1,012.25       $12.83
  Class C.......................   $1,000.00     $  915.81       $12.21       $1,000.00     $1,012.25       $12.83




                                    EXPENSE
                                     RATIO
                                     AS OF
                                 SEPTEMBER 30,
FUND                                 2012*
----                             -------------
INTERNATIONAL DIVIDEND STRATEGY
 FUND#+
  Class A.......................     1.90%
  Class B.......................     2.55%
  Class C.......................     2.55%
  Class I.......................     1.80%
VALUE FUND
  Class A.......................     1.52%
  Class B#......................     2.28%
  Class C.......................     2.26%
  Class Z.......................     0.91%
JAPAN FUND#+
  Class A.......................     1.90%
  Class B.......................     2.55%
  Class C.......................     2.55%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 366 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, redemption fees (International Dividend Strategy Fund and Japan Fund only), small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan documents and/or materials from your financial advisor for more information.
# During the stated period, the investment advisor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended September 30, 2012" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended September 30, 2012" and "Expense Ratios" would have been lower.
+  See Note 1

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 2012

                                       INTERNATIONAL
                                         DIVIDEND
                                         STRATEGY         VALUE        JAPAN
                                           FUND+          FUND         FUND+
                                       -------------  ------------  -----------
ASSETS:
Investments at value (unaffiliated)*.. $  68,951,134  $107,676,050  $20,977,696
Repurchase agreements (cost
 approximates value)..................       446,000       495,000           --
                                       -------------  ------------  -----------
 Total investments....................    69,397,134   108,171,050   20,977,696
                                       -------------  ------------  -----------
Cash..................................            --           704           --
Foreign cash*.........................     4,382,757            --      160,324
Receivable for:
 Fund shares sold.....................       451,295         2,003           --
 Dividends and interest...............       412,868       108,000      221,459
 Investments sold.....................            --     3,991,680      282,178
Prepaid expenses and other assets.....         1,528        10,395        1,578
Due from investment adviser for
 expense reimbursements/fee waivers...        72,703            --        1,958
                                       -------------  ------------  -----------
Total assets..........................    74,718,285   112,283,832   21,645,193
                                       -------------  ------------  -----------
LIABILITIES:
Payable for:
 Fund shares redeemed.................        83,759        85,742       31,325
 Investments purchased................     4,290,246     1,738,455           --
 Investment advisory and management
   fees...............................        56,231        68,294       20,727
 Distribution and service maintenance
   fees...............................        28,446        42,517        6,673
 Transfer agent fees and expenses.....        20,309        36,493        4,966
 Trustees' fees and expenses..........         3,104         6,268          783
 Other accrued expenses...............       153,316        72,381       69,147
 Line of credit.......................            --            --      161,852
Due to investment adviser from
 expense recoupment...................            --           270           --
Due to custodian......................       341,811            --           --
                                       -------------  ------------  -----------
Total liabilities.....................     4,977,222     2,050,420      295,473
                                       -------------  ------------  -----------
Net assets............................ $  69,741,063  $110,233,412  $21,349,720
                                       =============  ============  ===========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01
 par value............................ $      65,307  $     84,361  $    33,321
Paid-in capital.......................   170,945,985   183,625,951   22,191,230
                                       -------------  ------------  -----------
                                         171,011,292   183,710,312   22,224,551
Accumulated undistributed net
 investment income (loss).............       221,270       543,565      442,154
Accumulated undistributed net
 realized gain (loss) on investments,
 futures contracts, options
 contracts, securities sold short and
 foreign exchange transactions........  (101,549,271)  (81,995,906)    (177,639)
Unrealized appreciation
 (depreciation) on investments........        59,158     7,975,441   (1,141,354)
Unrealized foreign exchange gain
 (loss) on other assets and
 liabilities..........................        (1,386)           --        2,008
                                       -------------  ------------  -----------
Net assets............................ $  69,741,063  $110,233,412  $21,349,720
                                       =============  ============  ===========
*Cost Investments (unaffiliated)...... $  68,891,976  $ 99,700,609  $22,119,050
                                       =============  ============  ===========
 Foreign cash......................... $   4,383,320  $         --  $   158,020
                                       =============  ============  ===========

--------
+  See Note 1

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 2012 -- (CONTINUED)

                                          INTERNATIONAL
                                            DIVIDEND
                                            STRATEGY       VALUE       JAPAN
                                              FUND+        FUND        FUND+
                                          ------------- ----------- -----------
 CLASS A (UNLIMITED SHARES AUTHORIZED):
 Net assets..............................  $51,309,244  $90,132,021 $20,714,278
 Shares of beneficial interest issued
  and outstanding........................    4,704,844    6,807,638   3,229,649
 Net asset value and redemption price
  per share..............................  $     10.91  $     13.24 $      6.41
 Maximum sales charge (5.75% of offering
  price).................................  $      0.67  $      0.81 $      0.39
                                           -----------  ----------- -----------
 Maximum offering price to public........  $     11.58  $     14.05 $      6.80
                                           ===========  =========== ===========
 CLASS B (UNLIMITED SHARES AUTHORIZED):
 Net assets..............................  $ 4,571,802  $ 5,276,572 $   197,357
 Shares of beneficial interest issued
  and outstanding........................      455,183      427,329      31,800
 Net asset value, offering and
  redemption price per share (excluding
  any applicable contingent deferred
  sales charge)..........................  $     10.04  $     12.35 $      6.21
                                           ===========  =========== ===========
 CLASS C (UNLIMITED SHARES AUTHORIZED):
 Net assets..............................  $12,570,750  $14,687,980 $   438,085
 Shares of beneficial interest issued
  and outstanding........................    1,253,354    1,191,335      70,632
 Net asset value, offering and
  redemption price per share (excluding
  any applicable contingent deferred
  sales charge)..........................  $     10.03  $     12.33 $      6.20
                                           ===========  =========== ===========
 CLASS I (UNLIMITED SHARES AUTHORIZED):
 Net assets..............................  $ 1,289,267  $        -- $        --
 Shares of beneficial interest issued
  and outstanding........................      117,315           --          --
 Net asset value, offering and
  redemption price per share.............  $     10.99  $        -- $        --
                                           ===========  =========== ===========
 CLASS Z (UNLIMITED SHARES AUTHORIZED):
 Net assets..............................  $        --  $   136,839 $        --
 Shares of beneficial interest issued
  and outstanding........................           --        9,803          --
 Net asset value, offering and
  redemption price per share.............  $        --  $     13.96 $        --
                                           ===========  =========== ===========

--------
+  See Note 1

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF OPERATIONS -- SEPTEMBER 30, 2012

                                          INTERNATIONAL
                                            DIVIDEND
                                            STRATEGY       VALUE
                                              FUND+        FUND      JAPAN FUND+
                                          ------------- -----------  -----------
INVESTMENT INCOME:
 Dividends (unaffiliated)................  $ 2,730,317  $ 2,640,328  $  618,371
 Interest (unaffiliated).................        1,877          683          --
                                           -----------  -----------  ----------
   Total investment income*..............    2,732,194    2,641,011     618,371
                                           -----------  -----------  ----------
EXPENSES:
 Investment advisory and management fees.      691,212      848,571     294,035
 Distribution and service maintenance
   fees:
   Class A...............................      177,110      320,328      86,234
   Class B...............................       46,574       61,349       2,681
   Class C...............................      124,520      153,417       6,617
 Service fees Class I....................        3,522           --          --
 Transfer agent fees and expenses:
   Class A...............................      133,768      227,425      56,476
   Class B...............................       16,199       19,681       1,982
   Class C...............................       34,978       40,533       2,904
   Class I...............................        3,154           --          --
 Registration fees:
   Class A...............................       18,462       21,013      15,889
   Class B...............................       11,340       10,959      13,694
   Class C...............................       12,573       12,528      13,691
   Class I...............................           78           --          --
 Custodian and accounting fees...........      109,846       50,908      71,979
 Reports to shareholders.................       75,804       45,554       7,809
 Audit and tax fees......................       59,711       40,181      50,802
 Legal fees..............................       67,233       12,039      22,757
 Directors' fees and expenses............       11,732       13,192       2,700
 Interest expense........................          406        1,474         167
 Other expenses..........................       22,171       21,074      21,121
                                           -----------  -----------  ----------
   Total expenses before fee waivers,
    expense reimbursements, expense
    recoupments, custody credits and
    fees paid indirectly.................    1,620,393    1,900,226     671,538
   Net (Fees waived and expenses
    reimbursed)/recouped by investment
    adviser (Note 3).....................     (197,265)      (8,270)   (179,642)
   Custody credits earned on cash
    balances.............................          (21)          (7)        (28)
   Fees paid indirectly (Note 4).........           --       (5,453)         --
                                           -----------  -----------  ----------
   Net expenses..........................    1,423,107    1,886,496     491,868
                                           -----------  -----------  ----------
Net investment income (loss).............    1,309,087      754,515     126,503
                                           -----------  -----------  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments
 (unaffiliated)**........................   (6,835,838)   3,765,375     376,528
Net realized foreign exchange gain
 (loss) on other assets and liabilities..       97,972           --     121,161
                                           -----------  -----------  ----------
Net realized gain (loss) on investments
 and foreign currencies..................   (6,737,866)   3,765,375     497,689
                                           -----------  -----------  ----------
Change in unrealized appreciation
 (depreciation) on investments
 (unaffiliated)..........................   11,489,507   22,892,776     543,256
Change in unrealized foreign exchange
 gain (loss) on other assets and
 liabilities.............................      (17,939)          --       8,091
Change in accrued capital gains tax on
 unrealized appreciation (depreciation)..           --           --      10,730
                                           -----------  -----------  ----------
Net unrealized gain (loss) on
 investments and foreign currencies......   11,471,568   22,892,776     562,077
                                           -----------  -----------  ----------
Net realized and unrealized gain (loss)
 on investments and foreign currencies...    4,733,702   26,658,151   1,059,766
                                           -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............  $ 6,042,789  $27,412,666  $1,186,269
                                           ===========  ===========  ==========
--------
*Net of foreign withholding taxes on
 interest and dividends of...............  $   394,633  $       645  $   43,524
                                           ===========  ===========  ==========
**Net of foreign withholding taxes on
 capital gains of........................  $    83,304  $        --  $   15,873
                                           ===========  ===========  ==========

+  See Note 1

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF CHANGES IN NET ASSETS -- SEPTEMBER 30, 2012

                                                            INTERNATIONAL DIVIDEND
                                                                STRATEGY FUND*                VALUE FUND
                                                          --------------------------  --------------------------
                                                          FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                                              ENDED         ENDED         ENDED         ENDED
                                                          SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                                              2012          2011          2012          2011
                                                          ------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...........................  $ 1,309,087  $    546,579  $    754,515  $    856,894
  Net realized gain (loss) on investments and foreign
   currencies............................................   (6,737,866)   14,263,854     3,765,375    15,983,709
  Net unrealized gain (loss) on investments and foreign
   currencies............................................   11,471,568   (22,181,040)   22,892,776   (19,723,223)
                                                           -----------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 operations..............................................    6,042,789    (7,370,607)   27,412,666    (2,882,620)
                                                           -----------  ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................   (1,234,410)       (9,532)     (898,865)     (569,403)
  Net investment income (Class B)........................      (64,930)           --       (27,012)           --
  Net investment income (Class C)........................     (173,790)           --       (88,986)           --
  Net investment income (Class I)........................      (33,449)         (788)           --            --
  Net investment income (Class Z)........................           --            --        (3,390)     (248,232)
  Net realized gain on securities (Class A)..............           --            --            --            --
  Net realized gain on securities (Class B)..............           --            --            --            --
  Net realized gain on securities (Class C)..............           --            --            --            --
  Net realized gain on securities (Class I)..............           --            --            --            --
  Net realized gain on securities (Class Z)..............           --            --            --            --
                                                           -----------  ------------  ------------  ------------
Total distributions to shareholders......................   (1,506,579)      (10,320)   (1,018,253)     (817,635)
                                                           -----------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 7).....................   (4,916,682)  (54,664,911)  (32,552,724)  (58,976,424)
                                                           -----------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................     (380,472)  (62,045,838)   (6,158,311)  (62,676,679)

NET ASSETS:
Beginning of period......................................   70,121,535   132,167,373   116,391,723   179,068,402
                                                           -----------  ------------  ------------  ------------
End of period+...........................................  $69,741,063  $ 70,121,535  $110,233,412  $116,391,723
                                                           ===========  ============  ============  ============
--------
+ Includes accumulated undistributed net investment
 income (loss)...........................................  $   221,270  $     (6,843) $    543,565  $    807,303
                                                           ===========  ============  ============  ============

                                                                  JAPAN FUND*
                                                          --------------------------
                                                          FOR THE YEAR  FOR THE YEAR
                                                              ENDED         ENDED
                                                          SEPTEMBER 30, SEPTEMBER 30,
                                                              2012          2011
                                                          ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................... $    126,503  $      8,842
  Net realized gain (loss) on investments and foreign
   currencies............................................      497,689    12,891,580
  Net unrealized gain (loss) on investments and foreign
   currencies............................................      562,077   (16,152,745)
                                                          ------------  ------------
Net increase (decrease) in net assets resulting from
 operations..............................................    1,186,269    (3,252,323)
                                                          ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................      (47,904)   (1,290,403)
  Net investment income (Class B)........................           --       (10,171)
  Net investment income (Class C)........................           --       (27,548)
  Net investment income (Class I)........................           --            --
  Net investment income (Class Z)........................           --            --
  Net realized gain on securities (Class A)..............   (4,495,773)           --
  Net realized gain on securities (Class B)..............      (55,170)           --
  Net realized gain on securities (Class C)..............     (160,446)           --
  Net realized gain on securities (Class I)..............           --            --
  Net realized gain on securities (Class Z)..............           --            --
                                                          ------------  ------------
Total distributions to shareholders......................   (4,759,293)   (1,328,122)
                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 7).....................   (7,572,688)  (22,530,336)
                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................  (11,145,712)  (27,110,781)

NET ASSETS:
Beginning of period......................................   32,495,432    59,606,213
                                                          ------------  ------------
End of period+........................................... $ 21,349,720  $ 32,495,432
                                                          ============  ============
--------
+ Includes accumulated undistributed net investment
 income (loss)........................................... $    442,154  $   (208,724)
                                                          ============  ============

*  See Note 1

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS

                                                                INTERNATIONAL DIVIDEND STRATEGY FUND*
                                                                -------------------------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                        DISTRI-                        NET               NET
               ASSET      NET        (BOTH                DIVIDENDS  BUTIONS                       ASSET            ASSETS
               VALUE   INVESTMENT  REALIZED    TOTAL FROM  FROM NET   FROM   DISTRIBUTIONS  TOTAL  VALUE            END OF
             BEGINNING   INCOME       AND      INVESTMENT INVESTMENT CAPITAL  FROM RETURN  DISTRI- END OF   TOTAL   PERIOD
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED)  OPERATIONS   INCOME    GAINS   OF CAPITAL   BUTIONS PERIOD RETURN(2) (000'S)
------------ --------- ---------- -----------  ---------- ---------- ------- ------------- ------- ------ --------- --------
                                                                               CLASS A
-
  09/30/08    $19.80     $ 0.17     $(5.85)      $(5.68)    $   --   $(1.68)    $   --     $(1.68) $12.44  (31.34)% $ 46,384
  09/30/09     12.44       0.10      (0.71)(5)    (0.61)     (0.22)      --      (0.03)     (0.25)  11.58   (4.28)   122,343
  09/30/10     11.58      (0.01)      0.33         0.32      (0.00)      --      (0.06)     (0.06)  11.84    2.79    100,990
  09/30/11     11.84       0.08      (1.64)       (1.56)     (0.00)      --         --      (0.00)  10.28  (13.17)    50,177
  09/30/12     10.28       0.23       0.66         0.89      (0.26)      --         --      (0.26)  10.91    8.77     51,309
                                                                               CLASS B
-
  09/30/08     18.44       0.04      (5.36)       (5.32)        --    (1.68)        --      (1.68)  11.44  (31.72)     9,279
  09/30/09     11.44       0.03      (0.63)(5)    (0.60)     (0.09)      --      (0.03)     (0.12)  10.72   (4.85)    12,960
  09/30/10     10.72      (0.09)      0.31         0.22         --       --         --         --   10.94    2.05      8,815
  09/30/11     10.94      (0.02)     (1.49)       (1.51)        --       --         --         --    9.43  (13.80)     5,130
  09/30/12      9.43       0.13       0.62         0.75      (0.14)      --         --      (0.14)  10.04    7.97      4,572
                                                                               CLASS C
-
  09/30/08     18.42       0.05      (5.37)       (5.32)        --    (1.68)        --      (1.68)  11.42  (31.77)    14,221
  09/30/09     11.42       0.03      (0.63)(5)    (0.60)     (0.09)      --      (0.03)     (0.12)  10.70   (4.86)    25,123
  09/30/10     10.70      (0.09)      0.32         0.23         --       --         --         --   10.93    2.15     19,763
  09/30/11     10.93      (0.02)     (1.49)       (1.51)        --       --         --         --    9.42  (13.82)    13,190
  09/30/12      9.42       0.14       0.61         0.75      (0.14)      --         --      (0.14)  10.03    7.98     12,571
                                                                               CLASS I
-
  09/30/08     19.96       0.17      (5.89)       (5.72)        --    (1.68)        --      (1.68)  12.56  (31.29)     4,964
  09/30/09     12.56       0.09      (0.70)(5)    (0.61)     (0.25)      --      (0.03)     (0.28)  11.67   (4.12)     4,799
  09/30/10     11.67      (0.02)      0.35         0.33      (0.01)      --      (0.06)     (0.07)  11.93    2.80      2,600
  09/30/11     11.93       0.08      (1.65)       (1.57)     (0.00)      --         --      (0.00)  10.36  (13.13)     1,625
  09/30/12     10.36       0.24       0.66         0.90      (0.27)      --         --      (0.27)  10.99    8.84      1,289



                  RATIO
                 OF NET
 RATIO OF      INVESTMENT
 EXPENSES     INCOME (LOSS)
TO AVERAGE     TO AVERAGE      PORTFOLIO
NET ASSETS     NET ASSETS      TURNOVER
----------    -------------    ---------


   1.90%(4)        0.98%(4)       199%
   1.89(3)(4)      1.14(3)(4)     431
   1.85(4)        (0.11)(4)       295
   1.84            0.63           262
   1.90(3)         2.07(3)        248


   2.55(3)(4)      0.25(3)(4)     199%
   2.55(3)(4)      0.36(3)(4)     431
   2.55(3)(4)     (0.86)(3)(4)    295
   2.55(3)        (0.18)(3)       262
   2.55(3)         1.29(3)        248


   2.55(3)(4)      0.31(3)(4)     199%
   2.55(3)(4)      0.41(3)(4)     431
   2.55(3)(4)     (0.82)(3)(4)    295
   2.55(3)        (0.14)(3)       262
   2.55(3)         1.38(3)        248


   1.80(3)(4)      1.01(3)(4)     199%
   1.80(3)(4)      0.95(3)(4)     431
   1.80(3)(4)     (0.16)(3)(4)    295
   1.80(3)         0.59(3)        262
   1.80(3)         2.14(3)        248

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 3):

                                         09/30/08 09/30/09 09/30/10 09/30/11 09/30/12
                                         -------- -------- -------- -------- --------
International Dividend Strategy Class A.    -- %    0.00%     -- %     -- %    0.25%
International Dividend Strategy Class B.   0.06     0.22     0.11     0.07     0.53
International Dividend Strategy Class C.   0.01     0.08     0.02    (0.00)    0.33
International Dividend Strategy Class I.   0.09     0.27     0.01    (0.09)    0.17

(4)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

                                               09/30/08 09/30/09 09/30/10
                                               -------- -------- --------
      International Dividend Strategy Class A.   0.00%    0.00%    0.01%
      International Dividend Strategy Class B.   0.00     0.00     0.00
      International Dividend Strategy Class C.   0.00     0.00     0.01
      International Dividend Strategy Class I.   0.00     0.00     0.00

(5)Includes the effect of a merger.
*  See Note 1

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                           VALUE FUND
                                                                           ----------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRI-                        NET               NET
               ASSET      NET        (BOTH               DIVIDENDS  BUTIONS                       ASSET            ASSETS
               VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET   FROM   DISTRIBUTIONS  TOTAL  VALUE            END OF
             BEGINNING   INCOME       AND     INVESTMENT INVESTMENT CAPITAL  FROM RETURN  DISTRI- END OF   TOTAL   PERIOD
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME    GAINS   OF CAPITAL   BUTIONS PERIOD RETURN(2) (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------- ------------- ------- ------ --------- --------
                                                                             CLASS A
-
  09/30/08    $19.32     $ 0.19     $(3.86)     $(3.67)    $(0.21)  $(2.70)      $--      $(2.91) $12.74  (21.70)% $ 77,903
  09/30/09     12.74       0.16      (1.88)      (1.72)     (0.23)      --        --       (0.23)  10.79  (13.24)    52,112
  09/30/10     10.79       0.14       0.30(5)     0.44      (0.07)      --        --       (0.07)  11.16    4.13    122,673
  09/30/11     11.16       0.08      (0.70)      (0.62)     (0.06)      --        --       (0.06)  10.48   (5.63)    94,560
  09/30/12     10.48       0.10       2.79        2.89      (0.13)      --        --       (0.13)  13.24   27.84     90,132
                                                                             CLASS B
-
  09/30/08     18.24       0.09      (3.62)      (3.53)     (0.10)   (2.70)       --       (2.80)  11.91  (22.16)    21,304
  09/30/09     11.91       0.10      (1.76)      (1.66)     (0.14)      --        --       (0.14)  10.11  (13.78)    11,213
  09/30/10     10.11      (0.00)      0.35(5)     0.35      (0.02)      --        --       (0.02)  10.44    3.43     12,416
  09/30/11     10.44      (0.01)     (0.66)      (0.67)        --       --        --          --    9.77   (6.42)     6,732
  09/30/12      9.77       0.01       2.61        2.62      (0.04)      --        --       (0.04)  12.35   26.92      5,277
                                                                             CLASS C
-
  09/30/08     18.24       0.09      (3.62)      (3.53)     (0.10)   (2.70)       --       (2.80)  11.91  (22.16)    14,194
  09/30/09     11.91       0.09      (1.76)      (1.67)     (0.14)      --        --       (0.14)  10.10  (13.86)     9,386
  09/30/10     10.10      (0.00)      0.35(5)     0.35      (0.02)      --        --       (0.02)  10.43    3.44     21,389
  09/30/11     10.43      (0.01)     (0.65)      (0.66)        --       --        --          --    9.77   (6.33)    14,941
  09/30/12      9.77       0.01       2.61        2.62      (0.06)      --        --       (0.06)  12.33   26.95     14,688
                                                                             CLASS Z
-
  09/30/08     20.16       0.29      (4.05)      (3.76)     (0.28)   (2.70)       --       (2.98)  13.42  (21.28)    25,827
  09/30/09     13.42       0.22      (1.98)      (1.76)     (0.30)      --        --       (0.30)  11.36  (12.75)    21,138
  09/30/10     11.36       0.15       0.38(5)     0.53      (0.11)      --        --       (0.11)  11.78    4.72     22,591
  09/30/11     11.78       0.19      (0.77)      (0.58)     (0.13)      --        --       (0.13)  11.07   (5.03)       159
  09/30/12     11.07       0.19       2.94        3.13      (0.24)      --        --       (0.24)  13.96   28.63        137



                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
  EXPENSES    INCOME (LOSS)
 TO AVERAGE    TO AVERAGE   PORTFOLIO
NET ASSETS(4) NET ASSETS(4) TURNOVER
------------- ------------- ---------


    1.63%(3)       1.23%(3)    207%
    1.63(3)        1.68(3)     204
    1.61(3)        0.64(3)     157(6)
    1.50(3)        0.67(3)     231
    1.53           0.80        214


    2.28(3)        0.58(3)     207%
    2.28(3)        1.06(3)     204
    2.28(3)       (0.02)(3)    157(6)
    2.28(3)       (0.13)(3)    231
    2.28(3)        0.08(3)     214


    2.28(3)        0.58(3)     207%
    2.28(3)        1.02(3)     204
    2.28(3)       (0.02)(3)    157(6)
    2.26(3)       (0.10)(3)    231
    2.26           0.08        214


    1.06(3)        1.81(3)     207%
    1.06(3)        2.20(3)     204
    0.98(3)        1.26(3)     157(6)
    0.87(3)        1.05(3)     231
    0.92           1.45        214

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 3):

                                         09/30/08 09/30/09 09/30/10 09/30/11 09/30/12
                                         -------- -------- -------- -------- --------
Value Class A...........................   0.11%    0.21%   (0.10)%  (0.02)%    -- %
Value Class B...........................   0.14     0.29     0.01    (0.04)    0.13
Value Class C...........................   0.14     0.28    (0.08)   (0.08)      --
Value Class Z...........................   0.10     0.13    (0.09)   (0.00)      --

(4)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

                                         09/30/08 09/30/09 09/30/10 09/30/11 09/30/12
                                         -------- -------- -------- -------- --------
Value Class A...........................   0.03%    0.02%    0.01%    0.01%    0.00%
Value Class B...........................   0.03     0.02     0.01     0.01     0.00
Value Class C...........................   0.03     0.02     0.01     0.01     0.00
Value Class Z...........................   0.03     0.02     0.01     0.00     0.00

(5)Includes the effect of a merger.
(6)Excludes purchases due to a fund merger.

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                         JAPAN FUND*
                                                                         -----------
                               NET GAIN
                               (LOSS) ON
            NET               INVESTMENTS                       DISTRI-                        NET                 NET
           ASSET      NET        (BOTH               DIVIDENDS  BUTIONS                       ASSET              ASSETS
           VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET   FROM   DISTRIBUTIONS  TOTAL  VALUE              END OF
 PERIOD  BEGINNING   INCOME       AND     INVESTMENT INVESTMENT CAPITAL  FROM RETURN  DISTRI- END OF   TOTAL     PERIOD
 ENDED   OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME    GAINS   OF CAPITAL   BUTIONS PERIOD RETURN(2)   (000'S)
-------- --------- ---------- ----------- ---------- ---------- ------- ------------- ------- ------ ---------   -------
                                                                           CLASS A
09/30/08  $14.00     $(0.00)    $(5.52)     $(5.52)    $   --   $(0.13)    $(0.01)    $(0.14) $8.34   (39.79)%   $16,830
09/30/09    8.34       0.01      (0.01)       0.00      (0.00)      --         --      (0.00)  8.34     0.02(4)   68,492
09/30/10    8.34      (0.02)      1.07        1.05      (0.29)      --         --      (0.29)  9.10    13.01      58,538
09/30/11    9.10       0.00      (1.11)      (1.11)     (0.26)      --         --      (0.26)  7.73   (12.68)     31,292
09/30/12    7.73       0.04       0.02        0.06      (0.01)   (1.37)        --      (1.38)  6.41     1.38      20,714
                                                                           CLASS B
09/30/08   13.88      (0.08)     (5.45)      (5.53)        --    (0.13)     (0.01)     (0.14)  8.21   (40.21)        633
09/30/09    8.21      (0.04)      0.00       (0.04)        --       --         --         --   8.17    (0.49)(4)     313
09/30/10    8.17      (0.07)      1.04        0.97      (0.22)      --         --      (0.22)  8.92    12.16         377
09/30/11    8.92      (0.05)     (1.09)      (1.14)     (0.23)      --         --      (0.23)  7.55   (13.24)        316
09/30/12    7.55      (0.01)      0.04        0.03         --    (1.37)        --      (1.37)  6.21     0.87         197
                                                                           CLASS C
09/30/08   13.88      (0.09)     (5.44)      (5.53)        --    (0.13)     (0.01)     (0.14)  8.21   (40.20)      2,199
09/30/09    8.21      (0.04)     (0.01)      (0.05)        --       --         --         --   8.16    (0.61)(4)     724
09/30/10    8.16      (0.07)      1.05        0.98      (0.22)      --         --      (0.22)  8.92    12.30         691
09/30/11    8.92      (0.04)     (1.11)      (1.15)     (0.23)      --         --      (0.23)  7.54   (13.35)        888
09/30/12    7.54      (0.02)      0.05        0.03         --    (1.37)        --      (1.37)  6.20     0.85         438



                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
  EXPENSES    INCOME (LOSS)
 TO AVERAGE    TO AVERAGE   PORTFOLIO
NET ASSETS(3) NET ASSETS(3) TURNOVER
------------- ------------- ---------

    1.90%         (0.04)%       93%
    1.90           0.19        148
    1.90          (0.24)        77
    1.90           0.04         79
    1.90           0.52        192

    2.55          (0.68)        93%
    2.55          (0.53)       148
    2.55          (0.85)        77
    2.55          (0.55)        79
    2.55          (0.16)       192

    2.55          (0.78)        93%
    2.55          (0.58)       148
    2.55          (0.86)        77
    2.55          (0.48)        79
    2.55          (0.23)       192

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)Net of the following expense reimbursements (based on average net assets) (See Note 3):

                                         09/30/08 09/30/09 09/30/10 09/30/11 09/30/12
                                         -------- -------- -------- -------- --------
Japan Class A...........................   0.54%    0.31%    0.18%    0.27%    0.59%
Japan Class B...........................   1.53     4.07     5.60     3.06     6.15
Japan Class C...........................   0.77     1.68     2.66     1.19     2.80

(4)The Fund's performance was increased by less than 0.01% from gains on disposal of investments in violation of investment restrictions.
*  See Note 1

See Notes to Financial Statements

        SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND@
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2012 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Telephone-Integrated................... 10.4%
                 Electric-Integrated....................  6.7
                 Television.............................  6.3
                 Cellular Telecom.......................  4.7
                 Non-Ferrous Metals.....................  4.2
                 Medical-Drugs..........................  4.2
                 Oil Companies-Integrated...............  4.1
                 Real Estate Operations & Development...  4.1
                 Chemicals-Diversified..................  4.1
                 Steel-Producers........................  3.8
                 Building-Residential/Commercial........  2.4
                 Insurance-Multi-line...................  2.3
                 Telecom Services.......................  2.2
                 Oil Companies-Exploration & Production.  2.2
                 Metal-Diversified......................  2.1
                 Building-Heavy Construction............  2.1
                 Metal-Copper...........................  2.1
                 Machinery-General Industrial...........  2.0
                 Computer Services......................  2.0
                 Commercial Services-Finance............  2.0
                 Banks-Commercial.......................  2.0
                 Computers-Periphery Equipment..........  2.0
                 Shipbuilding...........................  1.9
                 Petrochemicals.........................  1.9
                 Miscellaneous Manufacturing............  1.8
                 Rubber & Vinyl.........................  1.8
                 Electronic Components-Misc.............  1.8
                 Building & Construction-Misc...........  1.8
                 Metal-Iron.............................  1.7
                 Gambling (Non-Hotel)...................  1.7
                 Investment Companies...................  1.7
                 Electric-Distribution..................  1.5
                 Wireless Equipment.....................  1.4
                 Electric-Transmission..................  1.1
                 Exchange-Traded Funds..................  0.8
                 Repurchase Agreements..................  0.6
                                                         ----
                                                         99.5%
                                                         ====

COUNTRY ALLOCATION*

                             Brazil......... 19.5%
                             Taiwan......... 10.9
                             Israel.........  6.6
                             South Korea....  6.5
                             Finland........  6.3
                             Poland.........  6.0
                             France.........  5.9
                             Sweden.........  4.3
                             Italy..........  4.1
                             Singapore......  4.0
                             United States..  3.5
                             Germany........  2.2
                             Canada.........  2.2
                             Mexico.........  2.1
                             Indonesia......  2.1
                             Spain..........  2.0
                             Belgium........  2.0
                             United Kingdom.  2.0
                             Denmark........  2.0
                             China..........  1.8
                             Chile..........  1.8
                             Greece.........  1.7
                                             ----
                                             99.5%
                                             ====

--------
*Calculated as a percentage of net assets
@See Note 1

        SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND@
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2012

                                                                    VALUE
                  SECURITY DESCRIPTION                   SHARES    (NOTE 2)
   ------------------------------------------------------------------------
   COMMON STOCK -- 86.8%
   BELGIUM -- 2.0%
     Belgacom SA.......................................    46,567 $1,421,222
                                                                  ----------
   BERMUDA -- 0.0%
     Peace Mark Holdings, Ltd.+(1)(2)..................   800,000          0
     Peregrine Investments Holdings, Ltd.+(1)(2).......    91,000          0
                                                                  ----------
                                                                           0
                                                                  ----------
   BRAZIL -- 10.4%
     Brookfield Incorporacoes SA.......................   829,600  1,616,436
     Cia Siderurgica Nacional SA.......................   243,600  1,372,259
     Light SA..........................................   108,700  1,260,593
     Porto Seguro SA...................................   157,000  1,579,100
     Redecard SA.......................................    81,000  1,396,448
                                                                  ----------
                                                                   7,224,836
                                                                  ----------
   CANADA -- 2.2%
     Canadian Oil Sands, Ltd...........................    69,994  1,498,702
                                                                  ----------
   CHILE -- 1.8%
     CAP SA............................................    35,678  1,243,296
                                                                  ----------
   CHINA -- 1.8%
     China International Marine Containers Group Co.,
      Ltd., Class B.................................... 1,032,900  1,286,787
                                                                  ----------
   DENMARK -- 2.0%
     TDC A/S...........................................   189,910  1,383,366
                                                                  ----------
   FINLAND -- 6.3%
     Elisa Oyj.........................................    64,620  1,460,672
     Metso Oyj.........................................    40,166  1,435,422
     Orion Oyj, Class B................................    70,929  1,517,602
                                                                  ----------
                                                                   4,413,696
                                                                  ----------
   FRANCE -- 5.9%
     Bouygues SA.......................................    50,330  1,228,854
     Societe Television Francaise 1....................   169,996  1,415,359
     Total SA..........................................    30,088  1,492,453
                                                                  ----------
                                                                   4,136,666
                                                                  ----------
   GREECE -- 1.7%
     OPAP SA...........................................   223,631  1,149,508
                                                                  ----------
   INDONESIA -- 2.1%
     Vale Indonesia Tbk PT............................. 4,822,500  1,486,560
                                                                  ----------
   ISRAEL -- 6.6%
     Bezeq The Israeli Telecommunication Corp., Ltd.... 1,233,366  1,432,316
     Israel Chemicals, Ltd.............................   119,488  1,448,617
     Partner Communications Co., Ltd...................   321,767  1,735,308
                                                                  ----------
                                                                   4,616,241
                                                                  ----------
   ITALY -- 4.1%
     Eni SpA...........................................    63,814  1,395,711
     Mediaset SpA......................................   785,454  1,474,657
                                                                  ----------
                                                                   2,870,368
                                                                  ----------
   MEXICO -- 2.1%
     Grupo Mexico SAB de CV, Class B...................   450,400  1,488,532
                                                                  ----------
   POLAND -- 6.0%
     KGHM Polska Miedz SA..............................    30,970  1,474,232
     PGE SA............................................   229,049  1,322,681

                                                                  VALUE
                 SECURITY DESCRIPTION                  SHARES    (NOTE 2)
    ----------------------------------------------------------------------
    POLAND (CONTINUED)
      Synthos SA.....................................   759,545 $ 1,351,398
                                                                -----------
                                                                  4,148,311
                                                                -----------
    SINGAPORE -- 4.0%
      Keppel Land, Ltd...............................   516,000   1,492,666
      Yangzijiang Shipbuilding Holdings, Ltd......... 1,638,000   1,308,051
                                                                -----------
                                                                  2,800,717
                                                                -----------
    SOUTH KOREA -- 6.5%
      Korea Exchange Bank+...........................   181,990   1,390,193
      KT Corp........................................    49,820   1,577,852
      SK Telecom Co., Ltd............................    11,920   1,576,570
                                                                -----------
                                                                  4,544,615
                                                                -----------
    SPAIN -- 2.0%
      Indra Sistemas SA..............................   146,780   1,422,192
                                                                -----------
    SWEDEN -- 4.3%
      Skanska AB, Class B............................    89,563   1,449,359
      Tele2 AB, Class B..............................    86,297   1,565,979
                                                                -----------
                                                                  3,015,338
                                                                -----------
    TAIWAN -- 10.9%
      China Petrochemical Development Corp........... 1,542,000   1,307,203
      E Ink Holdings, Inc............................ 1,172,000   1,279,411
      Farglory Land Development Co., Ltd.............   728,000   1,360,957
      HTC Corp.......................................   101,000     978,525
      Lite-On Technology Corp........................ 1,066,910   1,377,609
      TSRC Corp......................................   579,800   1,285,653
                                                                -----------
                                                                  7,589,358
                                                                -----------
    UNITED KINGDOM -- 2.0%
      AstraZeneca PLC................................    29,035   1,385,472
                                                                -----------
    UNITED STATES -- 2.1%
      Southern Copper Corp...........................    41,650   1,431,094
                                                                -----------
    TOTAL COMMON STOCK
       (cost $58,992,562)............................            60,556,877
                                                                -----------
    PREFERRED STOCK -- 11.2%
    BRAZIL -- 9.0%
      Bradespar SA...................................    82,800   1,149,336
      Centrais Eletricas Brasileiras SA, Class B.....   137,100   1,232,869
      Cia de Transmissao de Energia Eletrica
       Paulista......................................    41,500     771,350
      Cia Energetica de Minas Gerais.................    70,500     854,799
      Eletropaulo Metropolitana Eletricidade de Sao
       Paulo SA......................................   106,500   1,034,924
      Vale SA, Class A...............................    69,200   1,203,938
                                                                -----------
                                                                  6,247,216
                                                                -----------

        SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND@
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)

                                                  SHARES/
                                                 PRINCIPAL   VALUE
                  SECURITY DESCRIPTION            AMOUNT    (NOTE 2)
          ------------------------------------------------------------
          PREFERRED STOCK (CONTINUED)
          GERMANY -- 2.2%
            ProSiebenSat.1 Media AG.............   60,803  $ 1,531,834
                                                           -----------
          TOTAL PREFERRED STOCK
             (cost $9,364,504)..................             7,779,050
                                                           -----------
          EXCHANGE-TRADED FUNDS -- 0.8%
          UNITED STATES -- 0.8%
            iShares MSCI ACWI ex-US Index Fund
             (cost $534,910)....................   13,137      518,386
                                                           -----------
          RIGHTS -- 0.1%
          BRAZIL -- 0.1%
            Brookfield Incorporacoes SA
             Expires 10/18/2012
             (subscription price 3.06 BRL)+
             (cost $0)..........................  228,232       96,821
                                                           -----------
          TOTAL LONG-TERM INVESTMENT SECURITIES
             (cost $68,891,976).................            68,951,134
                                                           -----------

                                                         SHARES/
                                                        PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                   AMOUNT    (NOTE 2)
   -------------------------------------------------------------------------
   REPURCHASE AGREEMENT -- 0.6%
     State Street Bank and Trust Co. Joint Repurchase
      Agreement(3)
      (cost $446,000).................................. $446,000  $   446,000
                                                                  -----------
   TOTAL INVESTMENTS --
      (cost $69,337,976)(4)............................     99.5%  69,397,134
   Other assets less liabilities.......................      0.5      343,929
                                                        --------  -----------
   NET ASSETS --                                           100.0% $69,741,063
                                                        ========  ===========

--------
+  Non-income producing security
@  See Note 1
(1)Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(2)Illiquid security. At September 30, 2012, the aggregate value of these securities was $0 representing 0.0% of net assets.
(3)See Note 2 for details of Joint Repurchase Agreements.
(4)See Note 6 for cost of investments on a tax basis.
BRL -- Brazilian Real

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2012 (see Note 2):

                                  LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFCANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                  --------------------- ----------------- --------------------- -----------
ASSETS
Long-Term Investment Securities:
  Common Stock:
    Bermuda......................      $        --          $     --               $ 0          $         0
    Brazil.......................        7,224,836                --                --            7,224,836
    Finland......................        4,413,696                --                --            4,413,696
    France.......................        4,136,666                --                --            4,136,666
    Israel.......................        4,616,241                --                --            4,616,241
    Poland.......................        4,148,311                --                --            4,148,311
    South Korea..................        4,544,615                --                --            4,544,615
    Taiwan.......................        7,589,358                --                --            7,589,358
    Other Countries*.............       23,883,154                --                --           23,883,154
  Preferred Stock:
    Brazil.......................        6,247,216                --                --            6,247,216
    Other Countries*.............        1,531,834                --                --            1,531,834
  Exchange Traded Funds..........          518,386                --                --              518,386
  Rights.........................           96,821                --                --               96,821
Repurchase Agreement.............               --           446,000                --              446,000
                                       -----------          --------               ---          -----------
TOTAL............................      $68,951,134          $446,000               $ 0          $69,397,134
                                       ===========          ========               ===          ===========

--------
* Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between levels as of the end of the reporting period. A security held at the beginning of the period currently valued at $1,492,453 was transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between levels during the reporting period.

At the beginning and/or end of the reporting period, Level 3 investments in securities and other financial instruments were not considered a material portion of the Fund.

See Notes to Financial Statements

        SUNAMERICA VALUE FUND
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2012 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Diversified Banking Institutions....... 11.2%
                 Oil Companies-Integrated...............  8.6
                 Medical-Drugs..........................  8.3
                 Banks-Super Regional...................  6.8
                 Oil Companies-Exploration & Production.  5.1
                 Retail-Apparel/Shoe....................  4.1
                 Medical-HMO............................  3.7
                 Food-Misc./Diversified.................  3.5
                 Telephone-Integrated...................  3.3
                 Aerospace/Defense......................  3.1
                 Cable/Satellite TV.....................  3.0
                 Insurance-Multi-line...................  3.0
                 Applications Software..................  2.7
                 Multimedia.............................  2.7
                 Medical Products.......................  2.1
                 Diversified Manufacturing Operations...  2.1
                 Transport-Rail.........................  1.9
                 Networking Products....................  1.7
                 Medical-Hospitals......................  1.7
                 Instruments-Controls...................  1.6
                 Engineering/R&D Services...............  1.5
                 Machinery-Construction & Mining........  1.5
                 Enterprise Software/Service............  1.4
                 Aerospace/Defense-Equipment............  1.4
                 Paper & Related Products...............  1.3
                 Cellular Telecom.......................  1.3
                 Cosmetics & Toiletries.................  1.3
                 Banks-Fiduciary........................  1.1
                 Retail-Building Products...............  1.1
                 Metal-Copper...........................  1.1
                 Electronic Components-Semiconductors...  1.0
                 Oil & Gas Drilling.....................  1.0
                 Chemicals-Diversified..................  0.9
                 Tobacco................................  0.8
                 Computers..............................  0.8
                 Repurchase Agreements..................  0.4
                                                         ----
                                                         98.1%
                                                         ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA VALUE FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2012

                                                               VALUE
                   SECURITY DESCRIPTION              SHARES   (NOTE 2)
       -----------------------------------------------------------------
       COMMON STOCK -- 97.7%
       AEROSPACE/DEFENSE -- 3.1%
         Boeing Co..................................  20,000 $ 1,392,400
         General Dynamics Corp......................  30,000   1,983,600
                                                             -----------
                                                               3,376,000
                                                             -----------
       AEROSPACE/DEFENSE-EQUIPMENT -- 1.4%
         United Technologies Corp...................  20,000   1,565,800
                                                             -----------
       APPLICATIONS SOFTWARE -- 2.7%
         Microsoft Corp............................. 100,000   2,978,000
                                                             -----------
       BANKS-FIDUCIARY -- 1.1%
         State Street Corp..........................  30,000   1,258,800
                                                             -----------
       BANKS-SUPER REGIONAL -- 6.8%
         Capital One Financial Corp.................  40,000   2,280,400
         US Bancorp.................................  50,000   1,715,000
         Wells Fargo & Co........................... 100,000   3,453,000
                                                             -----------
                                                               7,448,400
                                                             -----------
       CABLE/SATELLITE TV -- 3.0%
         Comcast Corp., Class A.....................  50,000   1,788,500
         DISH Network Corp., Class A................  50,000   1,530,500
                                                             -----------
                                                               3,319,000
                                                             -----------
       CELLULAR TELECOM -- 1.3%
         Vodafone Group PLC ADR.....................  50,000   1,424,750
                                                             -----------
       CHEMICALS-DIVERSIFIED -- 0.9%
         E.I. du Pont de Nemours & Co...............  20,000   1,005,400
                                                             -----------
       COMPUTERS -- 0.8%
         Hewlett-Packard Co.........................  50,000     853,000
                                                             -----------
       COSMETICS & TOILETRIES -- 1.3%
         Procter & Gamble Co........................  20,000   1,387,200
                                                             -----------
       DIVERSIFIED BANKING INSTITUTIONS -- 11.2%
         Bank of America Corp....................... 400,000   3,532,000
         Citigroup, Inc............................. 100,000   3,272,000
         Goldman Sachs Group, Inc...................  20,000   2,273,600
         JPMorgan Chase & Co........................  80,000   3,238,400
                                                             -----------
                                                              12,316,000
                                                             -----------
       DIVERSIFIED MANUFACTURING OPERATIONS -- 2.1%
         General Electric Co........................ 100,000   2,271,000
                                                             -----------
       ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.0%
         Intel Corp.................................  50,000   1,134,000
                                                             -----------
       ENGINEERING/R&D SERVICES -- 1.5%
         Fluor Corp.................................  30,000   1,688,400
                                                             -----------
       ENTERPRISE SOFTWARE/SERVICE -- 1.4%
         Oracle Corp................................  50,000   1,574,500
                                                             -----------
       FOOD-MISC./DIVERSIFIED -- 3.5%
         ConAgra Foods, Inc.........................  80,000   2,207,200
         Mondelez International, Inc.+..............  40,000   1,654,000
                                                             -----------
                                                               3,861,200
                                                             -----------
       INSTRUMENTS-CONTROLS -- 1.6%
         Honeywell International, Inc...............  30,000   1,792,500
                                                             -----------
       INSURANCE-MULTI-LINE -- 3.0%
         Hartford Financial Services Group, Inc.....  80,000   1,555,200
         MetLife, Inc...............................  50,000   1,723,000
                                                             -----------
                                                               3,278,200
                                                             -----------

                                                                 VALUE
                   SECURITY DESCRIPTION               SHARES    (NOTE 2)
      --------------------------------------------------------------------
      MACHINERY-CONSTRUCTION & MINING -- 1.5%
        Joy Global, Inc..............................  30,000 $  1,681,800
                                                              ------------
      MEDICAL PRODUCTS -- 2.1%
        Covidien PLC.................................  40,000    2,376,800
                                                              ------------
      MEDICAL-DRUGS -- 8.3%
        Johnson & Johnson............................  40,000    2,756,400
        Merck & Co., Inc.............................  60,000    2,706,000
        Pfizer, Inc.................................. 150,000    3,727,500
                                                              ------------
                                                                 9,189,900
                                                              ------------
      MEDICAL-HMO -- 3.7%
        Aetna, Inc...................................  60,000    2,376,000
        UnitedHealth Group, Inc......................  30,000    1,662,300
                                                              ------------
                                                                 4,038,300
                                                              ------------
      MEDICAL-HOSPITALS -- 1.7%
        Universal Health Services, Inc., Class B.....  40,000    1,829,200
                                                              ------------
      METAL-COPPER -- 1.1%
        Freeport-McMoRan Copper & Gold, Inc..........  30,000    1,187,400
                                                              ------------
      MULTIMEDIA -- 2.7%
        Time Warner, Inc.............................  30,000    1,359,900
        Viacom, Inc., Class B........................  30,000    1,607,700
                                                              ------------
                                                                 2,967,600
                                                              ------------
      NETWORKING PRODUCTS -- 1.7%
        Cisco Systems, Inc........................... 100,000    1,909,000
                                                              ------------
      OIL & GAS DRILLING -- 1.0%
        Ensco PLC, Class A...........................  20,000    1,091,200
                                                              ------------
      OIL COMPANIES-EXPLORATION & PRODUCTION -- 5.1%
        Anadarko Petroleum Corp......................  30,000    2,097,600
        Devon Energy Corp............................  30,000    1,815,000
        Occidental Petroleum Corp....................  20,000    1,721,200
                                                              ------------
                                                                 5,633,800
                                                              ------------
      OIL COMPANIES-INTEGRATED -- 8.6%
        Chevron Corp.................................  30,000    3,496,800
        ConocoPhillips...............................  40,000    2,287,200
        Exxon Mobil Corp.............................  40,000    3,658,000
                                                              ------------
                                                                 9,442,000
                                                              ------------
      PAPER & RELATED PRODUCTS -- 1.3%
        International Paper Co.......................  40,000    1,452,800
                                                              ------------
      RETAIL-APPAREL/SHOE -- 4.1%
        Abercrombie & Fitch Co., Class A.............  50,000    1,696,000
        Aeropostale, Inc.+........................... 100,000    1,353,000
        Express, Inc.+............................... 100,000    1,482,000
                                                              ------------
                                                                 4,531,000
                                                              ------------
      RETAIL-BUILDING PRODUCTS -- 1.1%
        Lowe's Cos., Inc.............................  40,000    1,209,600
                                                              ------------
      TELEPHONE-INTEGRATED -- 3.3%
        AT&T, Inc....................................  60,000    2,262,000
        Verizon Communications, Inc..................  30,000    1,367,100
                                                              ------------
                                                                 3,629,100
                                                              ------------
      TOBACCO -- 0.8%
        Philip Morris International, Inc.............  10,000      899,400
                                                              ------------
      TRANSPORT-RAIL -- 1.9%
        CSX Corp..................................... 100,000    2,075,000
                                                              ------------
      TOTAL LONG-TERM INVESTMENT SECURITIES
         (cost $99,700,609)..........................          107,676,050
                                                              ------------

        SUNAMERICA VALUE FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT     (NOTE 2)
        ---------------------------------------------------------------
        REPURCHASE AGREEMENT -- 0.4%
          State Street Bank and Trust Co. Joint
           Repurchase Agreement(1)
           (cost $495,000)....................... $495,000  $    495,000
                                                            ------------
        TOTAL INVESTMENTS
           (cost $100,195,609)(2)................     98.1%  108,171,050
        Other assets less liabilities............      1.9     2,062,362
                                                  --------  ------------
        NET ASSETS                                  100.0 % $110,233,412
                                                  ========  ============

--------
+  Non-income producing security
(1)See Note 2 for details of Joint Repurchase Agreements.
(2)See Note 6 for cost of investments on a tax basis.
ADR --American Depository Receipt

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2012 (see Note 2):

                                              LEVEL 1 --UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 --SIGNIFCANT
                                                 QUOTED PRICES     OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
                                              -------------------- ----------------- -------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Common Stock:
    Banks-Super Regional.....................     $  7,448,400         $     --              $--          $  7,448,400
    Diversified Banking Institutions.........       12,316,000               --               --            12,316,000
    Medical-Drugs............................        9,189,900               --               --             9,189,900
    Oil Companies-Exploration & Production...        5,633,800               --               --             5,633,800
    Oil Companies-Integrated.................        9,442,000               --               --             9,442,000
    Other Industries*........................       63,645,950               --               --            63,645,950
Repurchase Agreement.........................               --          495,000               --               495,000
                                                  ------------         --------              ---          ------------
TOTAL........................................     $107,676,050         $495,000              $--          $108,171,050
                                                  ============         ========              ===          ============

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between levels as of the end of the reporting period. There were no transfers between levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA JAPAN FUND@
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2012 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Auto/Truck Parts & Equipment-Original.. 11.0%
                 Diversified Banking Institutions.......  4.7
                 E-Commerce/Services....................  4.7
                 Oil Refining & Marketing...............  4.5
                 Cosmetics & Toiletries.................  4.0
                 Medical-Drugs..........................  3.7
                 Entertainment Software.................  3.7
                 Oil Companies-Exploration & Production.  3.6
                 Retail-Consumer Electronics............  3.5
                 Electric Products-Misc.................  3.3
                 Auto-Cars/Light Trucks.................  2.7
                 Photo Equipment & Supplies.............  2.5
                 Chemicals-Diversified..................  2.3
                 Web Portals/ISP........................  2.3
                 Schools................................  2.2
                 Import/Export..........................  2.2
                 Security Services......................  2.1
                 Electronic Measurement Instruments.....  2.1
                 Television.............................  2.1
                 Steel-Producers........................  2.1
                 Rubber-Tires...........................  2.1
                 Real Estate Operations & Development...  1.9
                 Leisure Products.......................  1.9
                 Machinery-General Industrial...........  1.9
                 Retail-Discount........................  1.8
                 Insurance-Property/Casualty............  1.7
                 Office Automation & Equipment..........  1.5
                 Industrial Automated/Robotic...........  1.3
                 Telephone-Integrated...................  1.3
                 Travel Services........................  1.3
                 Commercial Services....................  1.2
                 E-Services/Consulting..................  1.2
                 Retail-Misc./Diversified...............  1.0
                 Transport-Truck........................  1.0
                 Chemicals-Specialty....................  1.0
                 Internet Content-Information/News......  1.0
                 Retail-Apparel/Shoe....................  1.0
                 Transport-Marine.......................  0.7
                 Machine Tools & Related Products.......  0.6
                 Finance-Consumer Loans.................  0.6
                 Machinery-Construction & Mining........  0.6
                 Medical-Nursing Homes..................  0.5
                 E-Marketing/Info.......................  0.5
                 Computers-Integrated Systems...........  0.5
                 Electronic Components-Misc.............  0.5
                 Wireless Equipment.....................  0.4
                                                         ----
                                                         98.3%
                                                         ====

COUNTRY ALLOCATION*

                                Japan..... 98.3%
                                Australia.  0.0
                                Bermuda...  0.0
                                           ----
                                           98.3%
                                           ====

--------
*Calculated as a percentage of net assets
@See Note 1

        SUNAMERICA JAPAN FUND@
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2012

                                                                 VALUE
                    SECURITY DESCRIPTION               SHARES   (NOTE 2)
       ------------------------------------------------------------------
       COMMON STOCK -- 98.3%
       AUTO-CARS/LIGHT TRUCKS -- 2.7%
         Nissan Motor Co., Ltd........................  67,300 $  573,482
                                                               ----------
       AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 11.0%
         Exedy Corp...................................  43,100    851,065
         NOK Corp.....................................  23,300    372,908
         Stanley Electric Co., Ltd....................  38,900    576,222
         TACHI-S Co., Ltd.............................  32,900    559,013
                                                               ----------
                                                                2,359,208
                                                               ----------
       CHEMICALS-DIVERSIFIED -- 2.3%
         Mitsubishi Gas Chemical Co., Inc.............  55,000    276,269
         Nitto Denko Corp.............................   4,500    214,505
                                                               ----------
                                                                  490,774
                                                               ----------
       CHEMICALS-SPECIALTY -- 1.0%
         Lintec Corp..................................  11,600    211,369
                                                               ----------
       COAL -- 0.0%
         White Energy Co., Ltd.+......................     446        153
                                                               ----------
       COMMERCIAL SERVICES -- 1.2%
         Nichii Gakkan Co.............................  27,700    266,565
                                                               ----------
       COMPUTERS-INTEGRATED SYSTEMS -- 0.5%
         Fujitsu, Ltd.................................  28,000    105,126
                                                               ----------
       COSMETICS & TOILETRIES -- 4.0%
         Dr. Ci:Labo Co., Ltd.........................      27     91,026
         Pigeon Corp..................................   3,200    146,387
         Pola Orbis Holdings, Inc.....................  19,500    614,685
                                                               ----------
                                                                  852,098
                                                               ----------
       DIVERSIFIED BANKING INSTITUTIONS -- 4.7%
         Mitsubishi UFJ Financial Group, Inc.......... 213,000    998,949
                                                               ----------
       E-COMMERCE/SERVICES -- 4.7%
         Dena Co., Ltd................................  23,400    777,201
         Rakuten, Inc.................................  21,600    220,041
                                                               ----------
                                                                  997,242
                                                               ----------
       E-MARKETING/INFO -- 0.5%
         CyberAgent, Inc..............................      53    114,367
                                                               ----------
       E-SERVICES/CONSULTING -- 1.2%
         Digital Garage, Inc..........................     146    257,988
                                                               ----------
       ELECTRIC PRODUCTS-MISC. -- 3.3%
         Brother Industries, Ltd......................  25,100    232,860
         Funai Electric Co., Ltd......................   4,600     64,897
         Mitsubishi Electric Corp.....................  56,000    413,327
                                                               ----------
                                                                  711,084
                                                               ----------
       ELECTRONIC COMPONENTS-MISC. -- 0.5%
         Kyocera Corp.................................   1,200    103,947
                                                               ----------
       ELECTRONIC MEASUREMENT INSTRUMENTS -- 2.1%
         Azbil Corp...................................  22,600    454,375
                                                               ----------
       ENTERTAINMENT SOFTWARE -- 3.7%
         Konami Corp..................................  34,700    788,353
                                                               ----------
       FINANCE-CONSUMER LOANS -- 0.6%
         ACOM Co., Ltd.+..............................   4,780    121,582
                                                               ----------
       IMPORT/EXPORT -- 2.2%
         Sumitomo Corp................................  34,100    460,114
                                                               ----------

                                                                 VALUE
                     SECURITY DESCRIPTION               SHARES  (NOTE 2)
        ----------------------------------------------------------------
        INDUSTRIAL AUTOMATED/ROBOTIC -- 1.3%
          FANUC Corp...................................   1,700 $274,039
                                                                --------
        INSURANCE-PROPERTY/CASUALTY -- 1.7%
          Tokio Marine Holdings, Inc...................  14,500  370,489
                                                                --------
        INTERNET CONTENT-INFORMATION/NEWS -- 1.0%
          Kakaku.com, Inc..............................   5,600  210,753
                                                                --------
        LEISURE PRODUCTS -- 1.9%
          Sega Sammy Holdings, Inc.....................  21,200  402,322
                                                                --------
        MACHINE TOOLS & RELATED PRODUCTS -- 0.6%
          THK Co., Ltd.................................   8,200  125,879
                                                                --------
        MACHINERY-CONSTRUCTION & MINING -- 0.6%
          Hitachi Construction Machinery Co., Ltd......   3,600   58,262
          Komatsu, Ltd.................................   3,100   61,055
                                                                --------
                                                                 119,317
                                                                --------
        MACHINERY-GENERAL INDUSTRIAL -- 1.9%
          Amada Co., Ltd...............................  91,000  398,795
                                                                --------
        MEDICAL-DRUGS -- 3.7%
          Eisai Co., Ltd...............................  12,600  568,324
          Shionogi & Co., Ltd..........................  14,700  224,531
                                                                --------
                                                                 792,855
                                                                --------
        MEDICAL-NURSING HOMES -- 0.5%
          Message Co., Ltd.............................      32  116,043
                                                                --------
        MISCELLANEOUS MANUFACTURING -- 0.0%
          Peace Mark Holdings, Ltd.+(1)(2).............   8,000        0
                                                                --------
        OFFICE AUTOMATION & EQUIPMENT -- 1.5%
          Canon, Inc...................................  10,000  319,708
                                                                --------
        OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.6%
          Inpex Corp...................................     129  769,471
                                                                --------
        OIL REFINING & MARKETING -- 4.5%
          JX Holdings, Inc............................. 173,900  951,503
                                                                --------
        PHOTO EQUIPMENT & SUPPLIES -- 2.5%
          FUJIFILM Holdings Corp.......................  32,300  541,368
                                                                --------
        REAL ESTATE OPERATIONS & DEVELOPMENT -- 1.9%
          Mitsui Fudosan Co., Ltd......................  20,400  408,575
                                                                --------
        RETAIL-APPAREL/SHOE -- 1.0%
          Nishimatsuya Chain Co., Ltd..................  10,400   86,756
          Point, Inc...................................   3,400  122,642
                                                                --------
                                                                 209,398
                                                                --------
        RETAIL-CONSUMER ELECTRONICS -- 3.5%
          K's Holdings Corp............................  30,100  751,343
                                                                --------
        RETAIL-DISCOUNT -- 1.8%
          Don Quijote Co., Ltd.........................  10,000  385,059
                                                                --------
        RETAIL-MISC./DIVERSIFIED -- 1.0%
          Ryohin Keikaku Co., Ltd......................   3,500  221,105
                                                                --------
        RUBBER-TIRES -- 2.1%
          Bridgestone Corp.............................  19,200  445,310
                                                                --------
        SCHOOLS -- 2.2%
          Benesse Holdings, Inc........................   9,800  474,680
                                                                --------
        SECURITY SERVICES -- 2.1%
          Secom Co., Ltd...............................   8,800  458,944
                                                                --------

        SUNAMERICA JAPAN FUND@
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)

                                                         VALUE
                     SECURITY DESCRIPTION       SHARES  (NOTE 2)
                ------------------------------------------------
                COMMON STOCK (CONTINUED)
                STEEL-PRODUCERS -- 2.1%
                  Yamato Kogyo Co., Ltd........  15,100 $445,609
                                                        --------
                TELEPHONE-INTEGRATED -- 1.3%
                  Softbank Corp................   6,600  267,248
                                                        --------
                TELEVISION -- 2.1%
                  Fuji Media Holdings, Inc.....     273  447,071
                                                        --------
                TRANSPORT-MARINE -- 0.7%
                  Kawasaki Kisen Kaisha, Ltd.+. 120,000  150,692
                                                        --------
                TRANSPORT-TRUCK -- 1.0%
                  Sankyu, Inc..................  57,000  215,466
                                                        --------
                TRAVEL SERVICES -- 1.3%
                  HIS Co., Ltd.................   8,500  267,177
                                                        --------
                WEB PORTALS/ISP -- 2.3%
                  Yahoo Japan Corp.............   1,272  484,579
                                                        --------

                                                         VALUE
                   SECURITY DESCRIPTION        SHARES   (NOTE 2)
             -----------------------------------------------------
             WIRELESS EQUIPMENT -- 0.4%
               Hitachi Kokusai Electric, Inc.. 13,000  $    86,122
                                                       -----------
             TOTAL INVESTMENTS
                (cost $22,119,050)(3).........   98.3%  20,977,696
             Other assets less liabilities....    1.7      372,024
                                               ------  -----------
             NET ASSETS                         100.0% $21,349,720
                                               ======  ===========

--------
+  Non-income producing security
@  See Note 1
(1)Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(2)Illiquid security. At September 30, 2012, the aggregate value of these securities was $0 representing 0% of net assets.
(3)See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2012 (see Note 2):

                                             LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFCANT
                                                 QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                             --------------------- ----------------- --------------------- -----------
ASSETS:
Long-Term Investment Securities:
  Common Stock:
    Auto/Truck Parts & Equipment-Original...      $ 2,359,208             $--                 $--          $ 2,359,208
    Miscellaneous Manufacturing.............               --              --                   0                    0
    Other Industries*.......................       18,618,488              --                  --           18,618,488
                                                  -----------             ---                 ---          -----------
TOTAL.......................................      $20,977,696             $--                 $ 0          $20,977,696
                                                  ===========             ===                 ===          ===========

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between levels as of the end of the reporting period. Securities held at the beginning of the period currently valued at $999,259 were transferred from Level 2 to Level 1 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between levels during the reporting period.

At the beginning and/or end of the reporting period, Level 3 investments in securities and other financial instruments were not considered a material portion of the Fund.

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012

Note 1. Organization

   SunAmerica Equity Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company and was organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of three different funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: SunAmerica International Dividend Strategy Fund ("International Dividend Strategy Fund"), SunAmerica Value Fund ("Value Fund"), and SunAmerica Japan Fund ("Japan Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes.

   Effective January 27, 2012, the name of the International Small-Cap Fund was changed to the Japan Fund and certain changes were made to the Fund's principal investment strategy and techniques. Effective July 2, 2012, the name of the International Equity Fund was changed to the International Dividend Strategy Fund and certain changes were made to the Fund's investment goal, principal investment strategy and principal investment techniques. These changes are reflected below.

   The investment goal and principal investment techniques for each of the Funds are as follows:

   INTERNATIONAL DIVIDEND STRATEGY FUND seeks total return by employing a "buy and hold" strategy to identify approximately 50 to 100 high dividend yielding equity securities selected annually from the MSCI ACWI ex-U.S. Index. At least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in dividend yielding equity securities.

   VALUE FUND seeks long-term growth of capital by active trading of equity securities selected on the basis of a value criteria, issued by companies of any market capitalization, that offer the potential for long-term growth of capital.

   JAPAN FUND seeks long-term capital appreciation by active trading of securities of Japanese issuers and other investments that are tied economically to Japan ("Japanese companies"). Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in Japanese companies.

   Each Fund is organized as a "diversified" fund within the meaning of the 1940 Act.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase. With respect to Class A shares of the International Dividend Strategy Fund and Japan Fund, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety
   (90) calendar days prior to the date of such redemption. An exchange fee of 2% will be assessed on the amount of any exchange of Class A shares of the International Dividend Strategy Fund and Japan Fund that were purchased within ninety (90) calendar days prior to the date of such exchange.

   Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares approximately eight years after purchase of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class C shares are offered at net asset value per share without an initial sales charge, although may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

   Class I and Class Z shares are offered at net asset value per share. These classes are offered exclusively to certain institutions and to participants in certain employee benefit plans and other programs. Class I shares are closed to new purchases, however, existing investors may continue to purchase shares through reinvestments of dividends and capital gains distributions.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)


   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Trust's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. Class I shares and Class Z shares have not adopted 12b-1 plans and make no payments thereunder, however, Class I shares pay a service fee to the Funds' distributor for providing administrative and shareholder services.

   INDEMNIFICATIONS: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   SECURITY VALUATION: In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.).
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)

   observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of inputs used to value the Funds' net assets as of September 30, 2012 are reported on a schedule following the Portfolio of Investments.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees ("the Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and, when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available and are generally categorized as Level 2 or Level 3 depending on the observability of inputs. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market and are generally categorized as Level 1 or Level 2.

   The Board is responsible for the share valuation process and has adopted a policy and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)

   for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC") guidance, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of September 30, 2012, the following Funds held an undivided interest in the joint repurchase agreement with State Street Bank & Trust Co.:

                                 PERCENTAGE PRINCIPAL
FUND                             OWNERSHIP   AMOUNT
----                             ---------- ---------
International Dividend Strategy.    0.16%   $446,000
Value...........................    0.18     495,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co., dated September 28, 2012, bearing interest at a rate of 0.01% per annum, with a principal amount of $278,920,000, a repurchase price of $278,920,232, and a maturity date of October 1, 2012. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY  PRINCIPAL      MARKET
TYPE OF COLLATERAL     RATE     DATE     AMOUNT        VALUE
------------------   -------- -------- ------------ ------------
U.S. Treasury Bonds.   3.50%  02/15/39 $ 78,770,000 $ 91,333,579
U.S. Treasury Notes.   1.75   05/15/22  188,915,000  193,165,588

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

   Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

   Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

   Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)


   Expenses common to all Funds, not directly related to individual Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Dividends from net investment income, if any, are normally paid quarterly for the International Dividend Strategy Fund. All other Funds pay annually. Capital gain distributions, if any, are paid annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 - 2011 or expected to be taken in each Funds' 2012 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2009.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the year.

   Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

   NEW ACCOUNTING PRONOUNCEMENTS: In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. All required changes to accounting policies have been made in accordance with ASU No. 2011-04.

   In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities". ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)

   understand the effect of those arrangements on its financial position. The new and revised disclosures are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates.

   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                       MANAGEMENT
FUND                                      FEES
----                                   ----------
International Dividend Strategy Fund+.    1.00%
Value Fund............................    0.75
Japan Fund............................    1.15

   For the year ended September 30, 2012, SunAmerica earned fees in the amounts stated in the Statement of Operations.

   Effective July 2, 2012 SunAmerica assumed day to day portfolio management responsibility for the International Dividend Strategy Fund, replacing PineBridge Investments, LLC ("PineBridge").

   The Japan Fund is subadvised by Wellington Management Company, LLP ("Wellington Management") pursuant to a subadvisory agreement with SunAmerica. Wellington Management receives an annual fee of 0.45% of average daily net assets of the Japan Fund, which is paid by SunAmerica. Pinebridge served as subadviser to the Japan Fund through January 26, 2012. In addition, Wellington Management has agreed to voluntarily waive 50% or 0.225% of the subadvisory fee payable to it by SunAmerica. The voluntary fee waiver may be discontinued at any time by Wellington Management.

   SunAmerica has contractually agreed to waive fees or reimburse expenses to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Class's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principals, or acquired fund fees and expenses. The contractual fee waivers and expense reimbursements will continue in effect indefinitely unless terminated by the Trustees, including a majority of the Disinterested Trustees.

FUND                                          PERCENTAGE
----                                          ----------
International Dividend Strategy Fund Class A.    1.90%
International Dividend Strategy Fund Class B.    2.55
International Dividend Strategy Fund Class C.    2.55
International Dividend Strategy Fund Class I.    1.80
Value Fund Class A...........................    1.63
Value Fund Class B...........................    2.28
Value Fund Class C...........................    2.28
Value Fund Class Z...........................    1.06
Japan Fund Class A...........................    1.90
Japan Fund Class B...........................    2.55
Japan Fund Class C...........................    2.55

--------
+ Pursuant to a Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee so that the aggregate advisory fee payable by the Fund to SunAmerica does not exceed an annual rate of 0.95% of average daily net assets. This Fee Waiver Agreement became effective on July 2, 2012 and will continue in effect until January 31, 2014, unless earlier terminated by the Board including a majority of the Disinterested Trustees. For the year ended September 30, 2012, the amount of the advisory fees waived were $8,045. These amounts are reflected in the Statement of Operations.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)


   Any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within two years after the occurrence of the waiver and/or reimbursement, provided that the Funds are able to effect such payments to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

   For the year ended September 30, 2012, pursuant to the contractual expense limitations referred to above, SunAmerica has waived or reimbursed expenses as follows:

                                                OTHER
                                               EXPENSES
FUND                                          REIMBURSED
----                                          ----------
International Dividend Strategy Fund.........  $130,452
Japan Fund...................................   131,442

FUND                                            AMOUNT
----                                          ----------
International Dividend Strategy Fund Class A.  $ 34,297
International Dividend Strategy Fund Class B.    16,021
International Dividend Strategy Fund Class C.    18,097
International Dividend Strategy Fund Class I.        89
Value Fund Class B...........................     9,064
Value Fund Class C...........................       947
Japan Fund Class A...........................    17,985
Japan Fund Class B...........................    15,081
Japan Fund Class C...........................    15,134

   For the year ended September 30, 2012, the amounts recouped by SunAmerica are as follows:

                                               OTHER
                                              EXPENSES
FUND                                          RECOUPED
----                                          --------
International Dividend Strategy Fund.........  $  738

FUND                                           AMOUNT
----                                          --------
International Dividend Strategy Fund Class A.  $7,324
International Dividend Strategy Fund Class C.   1,328
International Dividend Strategy Fund Class I.     346
Value Fund Class B...........................     794
Value Fund Class C...........................     947

   At September 30, 2012, expenses previously waived and/or reimbursed by SunAmerica that are subject to recoupment and expire during the time periods indicated are as follows:

FUND                                                OTHER EXPENSES REIMBURSED
----                                          -------------------------------------
                                              SEPTEMBER 30, 2013 SEPTEMBER 30, 2014
-                                             ------------------ ------------------
International Dividend Strategy Fund.........      $     --           $129,712
Japan Fund...................................       102,329            131,442

FUND                                           CLASS SPECIFIC EXPENSES REIMBURSED
----                                          -------------------------------------
                                              SEPTEMBER 30, 2013 SEPTEMBER 30, 2014
-                                             ------------------ ------------------
International Dividend Strategy Fund Class A.      $     --           $ 26,974
International Dividend Strategy Fund Class B.         9,054             16,021
International Dividend Strategy Fund Class C.         4,966             18,097
International Dividend Strategy Fund Class I.            20                 89
Value Fund Class B...........................           262              9,064
Japan Fund Class A...........................        16,720             17,985
Japan Fund Class B...........................        13,832             15,081
Japan Fund Class C...........................        13,811             15,134

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)


   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each class of shares (other than Class I and Class Z shares) (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan" and "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, Class B Plan and Class C Plan, the Distributor receives a distribution fee from a Fund at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of the average daily net assets of the Fund's
   Class A, Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Plans provide that the Class A, Class B and Class C shares of each Fund will pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. Accordingly, for the year ended September 30, 2012, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

   In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares in connection with providing administrative and shareholder services to Class I shareholders. For the year ended September 30, 2012, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   SACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class C shares. SACS has advised the Funds that for the year ended September 30, 2012, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                            CLASS A                          CLASS B       CLASS C
                                      --------------------------------------------------- ------------- -------------
                                                                             CONTINGENT    CONTINGENT    CONTINGENT
                                       SALES    AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED      DEFERRED
FUND                                  CHARGES BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES SALES CHARGES
----                                  ------- -------------- -------------- ------------- ------------- -------------
International Dividend Strategy Fund. $77,244     $8,779        $57,123          $16         $6,802         $134
Value Fund...........................  29,303      8,761         16,400           --          7,629          969
Japan Fund...........................   4,726      2,009          2,045           --            704           17

   The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds (except for Class Z shares of the Funds) pay a fee to SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets. No portion of this fee is paid or reimbursed by the Class Z shares, however, Class Z shares pay all direct transfer agency fees and out-of-pocket expenses relating to Class Z shares. For the year ended September 30, 2012, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                 PAYABLE AT
                                                  EXPENSE                    SEPTEMBER 30, 2012
                                      -------------------------------- -------------------------------
FUND                                  CLASS A  CLASS B CLASS C CLASS I CLASS A CLASS B CLASS C CLASS I
----                                  -------- ------- ------- ------- ------- ------- ------- -------
International Dividend Strategy Fund. $110,203 $10,111 $27,159 $3,099  $ 8,007  $658   $1,974   $235
Value Fund...........................  199,894  13,384  33,584     --   14,937   849    2,488     --
Japan Fund...........................   53,851     553   1,456     --    3,487    --       87     --

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)


   At September 30, 2012, the following affiliates owned a percentage of the outstanding shares of the following funds: Focused Multi-Asset Strategy Portfolio owned 27% of the International Dividend Strategy Fund; Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio owned 18% and 13%, respectively, of the Value Fund; and Focused Multi-Asset Strategy Portfolio owned 90% of the Japan Fund.

   As of the date of this report, the United States Department of the Treasury ("Department of the Treasury") owned less than 25% of the outstanding shares of common stock of American International Group, Inc. ("AIG"), the ultimate parent of SunAmerica, SACS, and SAFS. AIG has stated that it understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest in AIG over time, and that AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

Note 4. Expense Reductions

   Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Funds set forth below have been reduced. For the year ended September 30, 2012, the amount of expense reductions received by each Fund used to offset the Fund's non-affiliated expenses were as follows:

            TOTAL EXPENSE
             REDUCTIONS
-           -------------
Value Fund.    $5,453

Note 5. Purchases and Sales of Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended September 30, 2012 were as follows:

                                                    INTERNATIONAL DIVIDEND
                                                        STRATEGY FUND       VALUE FUND  JAPAN FUND
                                                    ---------------------- ------------ -----------
Purchases (excluding U.S. government securities)...      $168,602,864      $224,082,488 $47,922,328
Sales (excluding U.S. government securities).......       170,886,185       245,442,429  58,179,554
Purchase of U.S. government securities.............                --                --          --
Sales and maturities of U.S. government securities.                --                --          --

Note 6. Federal Income Taxes

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October capital losses, investments in passive foreign investment companies, and derivative transactions.

                                                   FOR THE YEAR ENDED SEPTEMBER 30, 2012
                                      ---------------------------------------------------------------
                                               DISTRIBUTABLE EARNINGS             TAX DISTRIBUTIONS
                                      ----------------------------------------  ---------------------
                                               LONG-TERM GAINS/   UNREALIZED               LONG-TERM
                                      ORDINARY   CAPITAL LOSS    APPRECIATION    ORDINARY   CAPITAL
                                       INCOME     CARRYOVER     (DEPRECIATION)*   INCOME     GAINS
                                      -------- ---------------- --------------- ---------- ----------
International Dividend Strategy Fund. $269,339   $(92,699,294)    $    57,772   $1,506,579 $       --
Value Fund...........................  547,426    (78,839,105)      4,818,646    1,018,253         --
Japan Fund...........................  480,814       (168,220)     (1,171,183)      47,904  4,711,389

--------
* Unrealized appreciation (depreciation) includes amounts for other assets and liabilities denominated in foreign currency.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)


                                       TAX DISTRIBUTIONS
                                       FOR THE YEAR ENDED
                                       SEPTEMBER 30, 2011
                                      --------------------
                                                 LONG-TERM
                                       ORDINARY   CAPITAL
                                        INCOME     GAINS
                                      ---------- ---------
International Dividend Strategy Fund. $   10,320    $--
Value Fund...........................    817,635     --
Japan Fund...........................  1,328,122     --

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows at September 30, 2012:

                                            INTERNATIONAL
                                              DIVIDEND
                                              STRATEGY        VALUE        JAPAN
                                                FUND          FUND         FUND
                                            ------------- ------------  -----------
Cost (tax basis)...........................  $69,337,976  $103,352,404  $22,150,148
                                             ===========  ============  ===========
Appreciation...............................    3,846,642     8,832,301      930,493
Depreciation...............................   (3,787,484)   (4,013,655)  (2,102,945)
                                             -----------  ------------  -----------
Net unrealized appreciation (depreciation).  $    59,158  $  4,818,646  $(1,172,452)
                                             ===========  ============  ===========

   For the year ended September 30, 2012, the reclassifications arising from book/tax differences that were primarily due to treatment of disposition of passive foreign investment companies securities, and foreign currency transactions, resulted in increases (decreases) to the components of net assets as follows:

                                       ACCUMULATED    ACCUMULATED
                                      UNDISTRIBUTED  UNDISTRIBUTED
                                      NET INVESTMENT NET REALIZED  CAPITAL
FUND                                  INCOME (LOSS)   GAIN (LOSS)  PAID-IN
----                                  -------------- ------------- -------
International Dividend Strategy Fund.    $425,605      $(425,605)    $--
Value Fund...........................          --             --      --
Japan Fund...........................     572,279       (572,279)     --

   For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of September 30, 2012, which are available to offset future capital gains, if any:

                                                 CAPITAL LOSS CARRYFORWARD+             UNLIMITED
                                       ----------------------------------------------- ------------
FUND                                      2015        2016        2017        2018        ST    LT
----                                   ----------- ----------- ----------- ----------- -------- ---
International Dividend Strategy Fund*. $31,528,888 $25,210,425 $16,578,456 $19,381,525 $     -- $--
Value Fund*...........................          --  21,181,582  36,272,125  21,385,398       --  --
Japan Fund............................          --          --          --          --  168,220  --

--------
+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.
* The capital loss carryforwards include realized capital losses from the acquisition of other funds. Certain losses may be subject to annual limitations imposed by the Internal Revenue Code. Therefore, it is possible that not all of the capital losses will be available for use. As of September 30, 2012, based on current tax law, the International Dividend Strategy Fund and the Value Fund have $0 and $19,837,903, respectively, of capital losses that will not be available for use.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)


   The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the current year ended September 30, 2012.

                                      CAPITAL LOSS CAPITAL LOSS
                                      CARRYFORWARD CARRYFORWARD
FUND                                    UTILIZED     EXPIRED
----                                  ------------ ------------
International Dividend Strategy Fund.   $285,771       $--
Value Fund...........................    471,603        --
Japan Fund...........................         --        --

   Under the current tax law, capital losses realized after October 31 and late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended September 30, 2012, the Funds elected to defer late year ordinary losses and post October capital losses as follows:

                                                      DEFERRED     DEFERRED
                                        DEFERRED    POST-OCTOBER POST-OCTOBER
                                        LATE YEAR    SHORT-TERM   LONG-TERM
FUND                                  ORDINARY LOSS CAPITAL LOSS CAPITAL LOSS
----                                  ------------- ------------ ------------
International Dividend Strategy Fund.      $--       $8,590,786    $259,191
Value Fund...........................       --               --          --
Japan Fund...........................       --               --          --

Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each Fund were as follows:

                                                            INTERNATIONAL DIVIDEND STRATEGY FUND
                              ------------------------------------------------------------------------------------------------
                                                    CLASS A                                          CLASS B
                              --------------------------------------------------  --------------------------------------------
                                       FOR THE                   FOR THE                 FOR THE                FOR THE
                                     YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                                 SEPTEMBER 30, 2012        SEPTEMBER 30, 2011       SEPTEMBER 30, 2012     SEPTEMBER 30, 2011
                              ------------------------  ------------------------  ---------------------  ---------------------
                                SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                              ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold(1)(2)............  1,019,549  $ 11,094,004   1,998,861  $ 25,245,848    86,088  $   870,181    40,719  $   474,694
Reinvested dividends.........    112,965     1,177,713         743         9,227     6,312       60,708        --           --
Shares redeemed(1)(2)(3)(4).. (1,308,627)  (14,378,854) (5,645,038)  (71,397,455) (181,208)  (1,830,341) (302,366)  (3,511,424)
                              ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease)......   (176,113) $ (2,107,137) (3,645,434) $(46,142,380)  (88,808) $  (899,452) (261,647) $(3,036,730)
                              ==========  ============  ==========  ============  ========  ===========  ========  ===========

                                                 INTERNATIONAL DIVIDEND STRATEGY FUND
                         ------------------------------------------------------------------------------------
                                            CLASS C                                    CLASS I
                         --------------------------------------------  --------------------------------------
                                                                             FOR THE             FOR THE
                                FOR THE                FOR THE             YEAR ENDED          YEAR ENDED
                               YEAR ENDED             YEAR ENDED          SEPTEMBER 30,       SEPTEMBER 30,
                           SEPTEMBER 30, 2012     SEPTEMBER 30, 2011          2012                2011
                         ---------------------  ---------------------  ------------------  ------------------
                          SHARES      AMOUNT     SHARES      AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT
                         --------  -----------  --------  -----------  -------  ---------  -------  ---------
Shares sold.............  185,050  $ 1,865,186    71,165  $   835,085       --  $      --       --  $      --
Reinvested dividends....   15,621      150,588        --           --    3,185     33,449       63        788
Shares redeemed(3)(4)... (348,129)  (3,492,494) (479,188)  (5,542,375) (42,711)  (466,822) (61,044)  (779,299)
                         --------  -----------  --------  -----------  -------  ---------  -------  ---------
Net increase (decrease). (147,458) $(1,476,720) (408,023) $(4,707,290) (39,526) $(433,373) (60,981) $(778,511)
                         ========  ===========  ========  ===========  =======  =========  =======  =========

--------
(1)For the year ended September 30, 2012, includes automatic conversion of 79,774 shares of Class B shares in the amount of $804,583 to 73,386 shares of Class A shares in the amount of $804,583.
(2)For the year ended September 30, 2011, includes automatic conversion of 117,150 shares of Class B shares in the amount of $1,345,767 to 107,837 shares of Class A shares in the amount of $1,345,767.
(3)For the year ended September 30, 2012, net of redemption fees of $1,248, $119, $308 and $33 for Class A, Class B, Class C and Class I shares, respectively.
(4)For the year ended September 30, 2011, net of redemption fees of $11,061, $1,151, $2,967, and $356 for Class A, Class B, Class C and Class I shares, respectively.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)


                                                                    VALUE FUND
                         ------------------------------------------------------------------------------------------------
                                               CLASS A                                          CLASS B
                         --------------------------------------------------  --------------------------------------------
                                  FOR THE                   FOR THE                 FOR THE                FOR THE
                                YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                            SEPTEMBER 30, 2012        SEPTEMBER 30, 2011       SEPTEMBER 30, 2012     SEPTEMBER 30, 2011
                         ------------------------  ------------------------  ---------------------  ---------------------
                           SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                         ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold(1)(2).......  2,524,070  $ 30,914,234   2,553,891  $ 31,023,654    44,099  $   499,807    49,155  $   571,420
Reinvested dividends....     74,831       840,354      45,185       539,510     2,340       24,642        --           --
Shares redeemed(1)(2)... (4,811,741)  (57,374,168) (4,569,055)  (54,596,834) (307,988)  (3,539,177) (550,104)  (6,176,764)
                         ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease). (2,212,840) $(25,619,580) (1,969,979) $(23,033,670) (261,549) $(3,014,728) (500,949) $(5,605,344)
                         ==========  ============  ==========  ============  ========  ===========  ========  ===========

                                                                VALUE FUND
                         ----------------------------------------------------------------------------------------
                                            CLASS C                                      CLASS Z
                         --------------------------------------------  ------------------------------------------
                                FOR THE                FOR THE              FOR THE                FOR THE
                               YEAR ENDED             YEAR ENDED          YEAR ENDED             YEAR ENDED
                           SEPTEMBER 30, 2012     SEPTEMBER 30, 2011   SEPTEMBER 30, 2012    SEPTEMBER 30, 2011
                         ---------------------  ---------------------  ----------------   ------------------------
                          SHARES      AMOUNT     SHARES      AMOUNT    SHARES    AMOUNT     SHARES       AMOUNT
                         --------  -----------  --------  -----------  ------   --------  ----------  ------------
Shares sold.............   21,594  $   246,087    51,311  $   597,065      --   $     --      53,205  $    651,862
Reinvested dividends....    6,436       67,705        --           --     288      3,390      19,779       248,232
Shares redeemed......... (365,452)  (4,173,442) (572,566)  (6,479,852) (4,890)   (62,156) (1,975,845)  (25,354,717)
                         --------  -----------  --------  -----------  ------   --------  ----------  ------------
Net increase (decrease). (337,422) $(3,859,650) (521,255) $(5,882,787) (4,602)  $(58,766) (1,902,861) $(24,454,623)
                         ========  ===========  ========  ===========  ======   ========  ==========  ============

--------
(1)For the year ended September 30, 2012, includes automatic conversion of 168,077 shares of Class B shares in the amount of $1,938,494 to 157,217 shares of Class A shares in the amount of $1,938,494.
(2)For the year ended September 30, 2011, includes automatic conversion of 241,771 shares of Class B shares in the amount of $2,759,483 to 226,124 shares of Class A shares in the amount of $2,759,483.

                                                                       JAPAN FUND
                               ------------------------------------------------------------------------------------------
                                                     CLASS A                                       CLASS B
                               --------------------------------------------------  --------------------------------------
                                        FOR THE                   FOR THE                FOR THE             FOR THE
                                      YEAR ENDED                YEAR ENDED             YEAR ENDED          YEAR ENDED
                                  SEPTEMBER 30, 2012        SEPTEMBER 30, 2011     SEPTEMBER 30, 2012  SEPTEMBER 30, 2011
                               ------------------------  ------------------------  ------------------  ------------------
                                 SHARES       AMOUNT       SHARES       AMOUNT      SHARES    AMOUNT    SHARES    AMOUNT
                               ----------  ------------  ----------  ------------  -------  ---------  -------  ---------
Shares sold (1)(2)............    262,298  $  1,634,936   1,117,986  $ 10,650,844    4,006  $  25,910   15,809  $ 148,420
Reinvested dividends..........    724,542     4,513,895      99,495       941,225    9,104     55,170    1,094     10,171
Shares redeemed (1)(2)(3)(4).. (1,806,599)  (13,332,511) (3,601,844)  (34,521,715) (23,141)  (151,723) (17,344)  (161,875)
                               ----------  ------------  ----------  ------------  -------  ---------  -------  ---------
Net increase (decrease).......   (819,759) $ (7,183,680) (2,384,363) $(22,929,646) (10,031) $ (70,643)    (441) $  (3,284)
                               ==========  ============  ==========  ============  =======  =========  =======  =========

                                       JAPAN FUND
                         --------------------------------------
                                         CLASS C
                         --------------------------------------
                               FOR THE             FOR THE
                             YEAR ENDED          YEAR ENDED
                            SEPTEMBER 30,       SEPTEMBER 30,
                                2012                2011
                         ------------------  ------------------
                          SHARES    AMOUNT    SHARES    AMOUNT
                         -------  ---------  -------  ---------
Shares sold.............  10,819  $  74,500   78,018  $ 728,678
Reinvested dividends....  24,675    149,530    2,763     25,672
Shares redeemed (3)(4).. (82,544)  (542,395) (40,612)  (351,756)
                         -------  ---------  -------  ---------
Net increase (decrease). (47,050) $(318,365)  40,169  $ 402,594
                         =======  =========  =======  =========

--------
(1)For the year ended September 30, 2012, includes automatic conversion of 2,148 shares of Class B shares in the amount of $14,704 to 2,090 shares of Class A shares in the amount of $14,704.
(2)For the year ended September 30, 2011, includes automatic conversion of 2,879 shares of Class B shares in the amount of $26,999 to 2,821 shares of Class A shares in the amount of $26,999.
(3)For the year ended September 30, 2012, net of redemption fees of $272, $3, and $8 for Class A, Class B, and Class C shares, respectively.
(4)For the year ended September 30, 2011, net of redemption fees of $964, $10, and $31 for Class A, Class B, and Class C shares, respectively.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)


Note 8. Line of Credit

   The SunAmerica family of mutual funds has established a $75 million committed and a $50 million uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or the overnight London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit which is included in other expenses on the Statement of Operations. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended September 30, 2012, the following Funds had borrowings:

                                                            AVERAGE    WEIGHTED
                                         DAYS     INTEREST    DEBT     AVERAGE
FUND                                  OUTSTANDING CHARGES   UTILIZED   INTEREST
----                                  ----------- -------- ----------- --------
International Dividend Strategy Fund.      7       $  406  $ 1,442,970   1.44%
Value Fund...........................      2        1,474   19,061,793   1.39
Japan Fund...........................     34          167      126,301   1.40

   At September 30, 2012, the Japan Fund had an outstanding loan balance of $161,852.

Note 9. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended September 30, 2012, none of the Funds participated in this program.

Note 10. Trustees' Retirement Plan

   The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee/Director"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2012 -- (CONTINUED)


   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statement of Operations.

                                      RETIREMENT PLAN RETIREMENT PLAN RETIREMENT PLAN
                                         LIABILITY        EXPENSE        PAYMENTS
-                                     --------------- --------------- ---------------
FUND                                             AS OF SEPTEMBER 30, 2012
----                                  -----------------------------------------------
International Dividend Strategy Fund.     $2,157           $142           $  926
Value Fund...........................      3,864            197            1,687

Note 11. Investment Concentration

   Some of the Fund may invest internationally, including in "emerging market" countries. Emerging market securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. These risks are primary risks of the International Dividend Strategy Fund and the Japan Fund. At September 30, 2012, the International Dividend Strategy Fund had 19.5% and 10.9% of its net assets invested in equity securities domiciled in Brazil and Taiwan, respectively, while the Japan Fund had 98.3% of its net assets invested in equity securities domiciled in Japan.

        SUNAMERICA EQUITY FUNDS
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position each of the three funds constituting SunAmerica Equity Funds (the "Trust") at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
November 26, 2012

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2012 -- (UNAUDITED)

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

The Board of the Trust, including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act, of the Trust or its separate series (each a "Fund" and collectively, the "Funds"), SunAmerica or PineBridge (the "Subadviser") (the "Disinterested Trustees"), approved the continuation of the Investment Advisory and Management Agreement between the Trust, on behalf of the Funds, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2013 at an in-person meeting held on May 29, 2012 (the "Meeting"). The Trust currently consists of three separate Funds, including the SunAmerica International Equity Fund ("International Equity Fund"), the Japan Fund, and the Value Fund./1/ At the Meeting, the Board, including the Disinterested Trustees, also approved the continuation of the Subadvisory Agreement between SunAmerica and the Subadviser with respect to the International Equity Fund for a one-year period ending June 30, 2013 (the "Subadvisory Agreement," and together with the Advisory Agreement, the "Agreements")./2/

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadviser provided, materials relating to the Board's consideration of whether to approve the continuation of the Agreements. These materials included, among other things, (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadviser;
(b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised or subadvised by SunAmerica or the Subadviser with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica, and its affiliates, and a discussion relating to indirect benefits; (d) a report on economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information about SunAmerica's and the Subadviser's risk management process; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates, and the Subadviser, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Agreements, the Board, including Disinterested Trustees, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY SUNAMERICA AND THE SUBADVISER. The Board, including the Disinterested Trustees, considered the nature, quality and extent of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Funds without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadviser. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreement.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices, and concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica has been able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other


--------
/1/On March 7, 2012, the Board approved the change in the name of the International Equity Fund to the "SunAmerica International Dividend Strategy Fund," along with certain changes to the Fund's investment goal, principal investment strategies and principal investment techniques. These changes became effective on July 2, 2012 (the "Effective Date"). SunAmerica assumed day-to-day portfolio management responsibility for the Fund, replacing the Subadviser, as of the Effective Date.

/2/At an in-person Board meeting held on December 6, 2011, the Board approved a subadvisory agreement between SunAmerica and Wellington Management Company, LLP ("Wellington Management"), with respect to the Japan Fund, for an initial two-year period ending June 30, 2013. Therefore, this subadvisory agreement was not subject to renewal at the Meeting.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2012 -- (UNAUDITED) (CONTINUED)

responsibilities under the Advisory Agreement; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2012, SunAmerica managed, advised and/or administered approximately $46.3 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management process. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectus. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Funds.

The Board also considered the nature, quality and extent of services provided by the Subadviser with respect to the International Equity Fund. The Board observed that the Subadviser is responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the International Equity Fund, subject to the oversight and review of SunAmerica. The Board reviewed the Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds and other key personnel of the Subadviser, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with the Subadviser, that the Subadviser: (i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered the Subadviser's code of ethics and its risk management process. The Board further observed that the Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectus. The Board also reviewed the Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadviser from effectively serving as a subadviser to the Fund. The Board concluded that the nature and extent of services provided by the Subadviser under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

INVESTMENT PERFORMANCE. The Board, including the Disinterested Trustees, also considered the investment performance of SunAmerica and the Subadviser with respect to the Funds, as applicable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer group ("Peer Group") and/or peer universe ("Peer Universe") as independently determined by Lipper and to an appropriate index or combination of indices, including the Funds' benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes.

It was noted that performance information was for the periods ended March 31, 2012. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

Value Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods and above the median of its Peer Group and Peer Universe for the ten-year period. The Board also considered that the Fund underperformed its Lipper Index for the one-, three- and five-year periods and outperformed its Lipper Index for the ten-year period. The Board then noted management's continued monitoring of the Fund, and observed that the Fund's recent performance had improved. The Board concluded that the Fund's performance was being addressed.

International Equity Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Fund underperformed its Lipper Index for the

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2012 -- (UNAUDITED) (CONTINUED)

one-, three- and five-year periods. The Board noted management's discussion of the Fund's performance and considered that the Board had previously approved the change in the name of the International Equity Fund to the "SunAmerica International Dividend Strategy Fund," along with certain changes to the Fund's investment goal, principal investment strategies and principal investment techniques, which changes were anticipated to become effective on or about
June 18, 2012./3/ The Board further considered that SunAmerica would assume day-to-day portfolio management responsibility for the Fund, replacing the Subadviser, as of the effective date of these changes. The Board concluded that the Fund's performance was being addressed.

Japan Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one- and five-year periods and above the median of its Peer Group and Peer Universe for the three-year period. The Board also considered that the Fund underperformed its Lipper Index for the one- and five-year periods and outperformed this Index for the three-year period. The Board further considered that effective January 27, 2012, the name of the Fund was changed from the SunAmerica International Small-Cap Fund to the SunAmerica Japan Fund, certain of the Fund's principal investment strategies and techniques were also changed, and Wellington Management was appointed as the subadviser to the Fund, replacing PineBridge. The Board also noted that, due to the short period of time since the implementation of such changes, it was not yet possible to effectively evaluate the Fund's performance within the new Lipper classification. The Board concluded that the Fund's performance was being addressed.

While the Board noted its concern with respect to the performance of the Funds, it also considered the recent strategy and manager changes that had been made to the International Equity Fund and the Japan Fund and that appropriate resources were being dedicated to the Funds to address these performance concerns. The Board further noted that it would continue to evaluate each Fund's performance, including in connection with the recent strategy and manager changes

CONSIDERATION OF THE MANAGEMENT FEES AND SUBADVISORY FEES AND THE COST OF THE SERVICES AND PROFITS TO BE REALIZED BY SUNAMERICA, THE SUBADVISER AND THEIR AFFILIATES FROM THE RELATIONSHIP WITH THE FUNDS. The Board, including the Disinterested Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadviser or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including:
(i) contractual and actual management fees; and (ii) actual total operating expenses. With respect to the International Equity Fund's management fee, the Board further considered that SunAmerica has contractually agreed to waive 0.05% of its management fee upon the effective date of the strategy changes to the Fund through January 31, 2014. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the Fund's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

--------
/3/These changes became effective on July 2, 2012.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2012 -- (UNAUDITED) (CONTINUED)


The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board then noted the management fees paid by the Funds were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report independently prepared by Lipper. The report showed comparative fee information of each Portfolio's Peer Group and/or Peer Universe that the Board used as a guide to help assess the reasonableness of the subadvisory fees. The Board noted that the Peer Group/Universe information as a whole was useful in assessing whether the Subadviser was providing services at a cost that was competitive with other, similar funds. The Directors also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the International Equity Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadviser, respectively.

The Board also considered fees received by the Subadviser with respect to other mutual funds and accounts with similar investment strategies to the International Equity Fund for which it serves as subadviser, to the extent applicable. The Board then noted that the subadvisory fees paid by SunAmerica to the Subadviser were reasonable as compared to fees the Subadviser receives for other mutual funds and accounts for which it serves as adviser or subadviser.

Value Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion of the Fund's expenses.

International Equity Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion of the Fund's expenses and also considered that SunAmerica had contractually agreed to waiver 0.05% of its management fee upon the effectiveness of the International Equity Fund's strategy changes.

Japan Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion of the Fund's expenses, including the limited size of the Peer Group and Peer Universe.

PROFITABILITY. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursement agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement, including the amount of management fees it retained after payment to the Subadviser, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2012 -- (UNAUDITED) (CONTINUED)

Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial reports from the Subadviser and considered whether the Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadviser had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fees and subadvisory fees were reasonable in light of the factors discussed above.

ECONOMIES OF SCALE. The Board, including the Disinterested Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of one or more classes of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadviser's management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

OTHER FACTORS. In consideration of the Agreements, the Board also received information regarding SunAmerica's and the Subadviser's brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadviser are responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and negotiation of commission rates. The Board also noted that it receives reports from SunAmerica and from an independent third party that include information on brokerage commissions and execution throughout the year. The Board further considered the benefits SunAmerica and the Subadviser derive from their soft dollar arrangements, including arrangement under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadviser in return for allocating brokerage.

CONCLUSION. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2013. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Trustees were also assisted by the advice of independent counsel in making this determination.

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2012 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                     NUMBER OF
                        POSITION       TERM OF                                     PORTFOLIOS IN
        NAME,           HELD WITH    OFFICE AND                                    FUND COMPLEX
     ADDRESS AND        SUNAMERICA    LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS
         AGE*            COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS         TRUSTEE(1)        HELD BY TRUSTEE(2)
----------------------- ----------  --------------  ------------------------------ ------------- ------------------------------
DISINTERESTED TRUSTEES

Dr. Judith L. Craven    Trustee     2001-present    Retired.                            77       Director, Belo Corp. (1992 to
Age: 67                                                                                          present); Director, Sysco
                                                                                                 Corp. (1996 to present);
                                                                                                 Director, Luby's, Inc. (1998
                                                                                                 to present).

William F. Devin        Trustee     2001-present    Retired.                            77       Director, Boston Options
Age: 73                                                                                          Exchange (2001 to present).

Richard W. Grant        Trustee     2011-present    Retired. Prior to that,             29       None
Age: 66                 Chairman                    Attorney and partner at
                        of the                      Morgan Lewis & Bockius
                        Board                       LLP (1989 to 2011).

Stephen J. Gutman       Trustee     1985-present    Vice President and Associate        29       None
Age: 69                                             Broker, Corcoran Group (real
                                                    estate) (2002 to present);
                                                    Managing Member, Beau
                                                    Brummell Soho LLC
                                                    (licensing of menswear
                                                    specialty retailing) (1995 to
                                                    2009). President, SJG
                                                    Marketing Inc. (2009 to
                                                    present).

William J. Shea         Trustee     2004-present    Executive Chairman, Lucid,          29       Chairman of the Board, Royal
Age: 64                                             Inc., (medical devices) (2007                and SunAlliance U.S.A., Inc.
                                                    to present); Managing                        (2004 to 2006); Director,
                                                    Director, DLB Capital, LLC                   Boston Private Financial
                                                    (private equity) (2006 to                    Holdings (2004 to present);
                                                    2007).                                       Chairman, Demoulas
                                                                                                 Supermarkets (1999-present).

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2012 -- (UNAUDITED) (CONTINUED)

                                                                                 NUMBER OF
                     POSITION       TERM OF                                    PORTFOLIOS IN
      NAME,          HELD WITH    OFFICE AND                                   FUND COMPLEX
    ADDRESS AND      SUNAMERICA    LENGTH OF        PRINCIPAL OCCUPATIONS       OVERSEEN BY  OTHER DIRECTORSHIPS
       AGE*           COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
-------------------- ----------- --------------  ----------------------------- ------------- -------------------
INTERESTED TRUSTEE

Peter A. Harbeck(3)  Trustee     1995-present    President, CEO and                 77       None
Age: 58                                          Director, SunAmerica.
                                                 (1995 to present); Director,
                                                 SunAmerica Capital
                                                 Services, Inc. ("SACS")
                                                 (1993 to present); Chairman,
                                                 Advisor Group, Inc. (2004
                                                 to present).

OFFICERS

John T. Genoy        President   2007-present    Chief Financial Officer,           N/A      N/A
Age: 44                                          SunAmerica (2002 to
                                                 present); Senior Vice
                                                 President, SunAmerica
                                                 (2003 to present); Chief
                                                 Operating Officer,
                                                 SunAmerica (2006
                                                 to present).

Donna M. Handel      Treasurer   2002-present    Senior Vice President,             N/A      N/A
Age: 46                                          SunAmerica (2004 to
                                                 present).

Gregory N. Bressler  Secretary   2005-present    Senior Vice President and          N/A      N/A
Age: 46              and Chief                   General Counsel,
                     Legal                       SunAmerica (2005 to
                     Officer                     present).

James Nichols        Vice        2006-present    Director, President and            N/A      N/A
Age: 46              President                   CEO, SACS (2006 to
                                                 present); Senior Vice
                                                 President, SunAmerica
                                                 (2002 to present).

Katherine Stoner     Chief       2011-present    Vice President, SunAmerica         N/A      N/A
Age: 56              Compliance                  (2011 to present). Vice
                     Officer                     President, The Variable
                     ("CCO")                     Annuity Life Insurance
                                                 Company ("VALIC") and
                                                 Western National Life
                                                 Insurance Company
                                                 ("WNL") (2006-present);
                                                 Deputy General Counsel and
                                                 Secretary, VALIC and WNL
                                                 (2007-present); Vice
                                                 President, VALIC Financial
                                                 Advisors, Inc. and VALIC
                                                 Retirement Services
                                                 Company (2010-present).

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2012 -- (UNAUDITED) (CONTINUED)

                                                                                NUMBER OF
                      POSITION       TERM OF                                  PORTFOLIOS IN
       NAME,          HELD WITH    OFFICE AND                                 FUND COMPLEX
    ADDRESS AND       SUNAMERICA    LENGTH OF       PRINCIPAL OCCUPATIONS      OVERSEEN BY  OTHER DIRECTORSHIPS
        AGE*           COMPLEX    TIME SERVED(4)     DURING PAST 5 YEARS       TRUSTEE(1)   HELD BY TRUSTEE(2)
--------------------- ----------- --------------  --------------------------- ------------- -------------------
Nori L. Gabert        Vice        2002-present    Vice President and Deputy        N/A      N/A
Age: 59               President                   General Counsel,
                      and                         SunAmerica (2005 to
                      Assistant                   present).
                      Secretary

Timothy Pettee        Vice        2004-present    Chief Investment Officer,        N/A      N/A
Age: 54               President                   SunAmerica (2003 to
                                                  present).

Gregory R. Kingston   Vice        2002-present    Vice President, SunAmerica       N/A      N/A
Age: 46               President                   (2001 to present).
                      and
                      Assistant
                      Treasurer

Matthew J. Hackethal  Anti-       2006-present    Chief Compliance Officer,        N/A      N/A
Age: 40               Money                       SunAmerica (2006 to
                      Laundering                  present).
                      Compliance
                      Officer

--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1)The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (3 funds), SunAmerica Money Market Funds Inc. (1 fund), SunAmerica Income Funds (4 funds), SunAmerica Series, Inc. (7 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (38 portfolios), VALIC Company I
   (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (5 portfolios).
(2)Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(3)Interested Trustee, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4)Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed in Note 10 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

        SUNAMERICA EQUITY FUNDS
        SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to the shareholders based upon each Fund's income and distributions for the taxable year ended September 30, 2012. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2013.

During the year ended September 30, 2012, the Portfolios paid the following long-term capital gains dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                             NET LONG-   QUALIFYING % FOR THE
                                               TERM         70% DIVIDENDS
  FUND                                     CAPITAL GAINS RECEIVED DEDUCTIONS
  ----                                     ------------- --------------------
  International Dividend Strategy Class A.  $       --            0.48%
  International Dividend Strategy Class B.          --            0.48
  International Dividend Strategy Class C.          --            0.48
  International Dividend Strategy Class I.          --            0.48
  Value Class A...........................          --          100.00
  Value Class B...........................          --          100.00
  Value Class C...........................          --          100.00
  Value Class Z...........................          --          100.00
  Japan Class A...........................   4,495,773            2.09
  Japan Class B...........................      55,170            2.09
  Japan Class C...........................     160,446            2.09

The International Dividend Strategy Fund and Japan Fund intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended September 30, 2012 was $324,749 and $45,855, respectively. The gross foreign source income for the information reporting is $3,113,696 and $661,891, respectively.

For the year ended September 30, 2012, certain dividends paid by the following funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                  FUND                               INCOME
                  ----                             ----------
                  International Dividend Strategy. $1,506,579
                  Value...........................  1,018,253
                  Japan...........................     47,904

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Equity Funds' portfolios to a similar investment in an index. Please note that "inception", as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND

The SunAmerica International Dividend Strategy Fund Class A shares returned 8.77% (before maximum sales charge) for the 12-month period ended September 30, 2012. The Fund underperformed its benchmark, the MSCI All Country World ex-U.S. Index (Net)*, which returned 14.48% during the same annual period.

The Fund operated as the SunAmerica International Equity Fund from the start of the annual period on October 1, 2011 through July 1, 2012, and PineBridge Investments LLC served as the Fund's subadviser. During this portion of the annual period, the Fund Class A shares returned 5.29% (before maximum sales charge) as compared to a return of 7.14% for the Fund's benchmark, the MSCI All Country World ex-U.S. Index (Net). Below, we discuss the Fund's performance from October 1, 2011 through July 1, 2012.

From October 1, 2011 through July 1, 2012, both sector weightings and country allocations within the Fund's portfolio were largely the result of the subadviser's bottom-up stock selection process rather than any top-down macroeconomic or industry decisions. That said, the Fund's overweighted position in the information technology sector, which lagged the benchmark index during the annual period, detracted from relative performance. So, too, did the Fund's positioning in the telecommunication services sector. Stock selection in the consumer discretionary and materials sectors hampered relative results as well. Partially offsetting these detractors was the positive effect of an underweighted exposure to the materials sector, which was the poorest performer in the benchmark index during this period, and an overweighted allocation to the consumer discretionary sector, which outpaced the benchmark index during this period. Individual stock selection in the financials and information technology sectors also added value.

From a country perspective, individual stock selection in the United Kingdom and South Korea detracted most. Both an overweighted position and stock selection in Japan, which lagged the benchmark index during the period from October 1, 2011 through July 1, 2012, further hampered results. Conversely, weighting positions and individual stock selection in South Africa and France contributed positively to the Fund's results during this same period as did individual stock selection in Taiwan.

Individual stock holdings that detracted most from Fund performance during the period from October 1, 2011 through July 1, 2012 were German-based diversified banking institution Deutsche Bank, Hong Kong watch and jewelry retailer Emperor Watch and Jewellery, U.K.-based mining company Anglo American, Cayman Islands-based footwear retailer Daphne International and Brazil-based residential real estate builder MRV Engenharia e Participacoes. The top individual contributors to Fund performance during this same period were Radiant Opto-Electronics, a Taiwanese electronic component manufacturer; Mr. Price Group, a South African diversified retailer and franchise operator; Swiss Re, a Swiss reinsurance company; Henkel, a German specialty chemical products manufacturer; and Kasikornbank, a Thailand-based commercial bank.

Effective July 2, 2012, the Fund changed its name to the SunAmerica International Dividend Strategy Fund and certain changes were made to the Fund's investment goal, principal investment strategy and principal investment techniques. In addition, on this same date, SunAmerica Asset Management Corp. assumed portfolio management responsibility for the Fund. From July 2, 2012 through September 30, 2012, the Fund Class A shares returned 3.30% (before maximum sales charge) as compared to a return of 6.85% for the Fund's benchmark, the MSCI All Country World ex-U.S. Index (Net), which did not change with the new name and strategy. Below, we discuss the Fund's performance from July 2, 2012 through September 30, 2012.

From July 2, 2012 through September 30, 2012, sector allocation and individual stock selection each detracted from the Fund's results relative to the MSCI All Country World ex-U.S. Index (Net). Having an underweighted allocation to financials, which outpaced the benchmark index from July 2, 2012 through September 30, 2012, and having an overweighted exposure to utilities, which lagged the benchmark index during this same period, hampered results most. Individual stock selection within the financials, utilities and industrials sectors also hurt. Such detractors were only partially offset by the positive contributions made by having no exposure to consumer staples, which lagged the benchmark index during this period, and by effective stock selection within the consumer discretionary, telecommunication services and energy sectors.

Individual stock holdings that detracted most from Fund performance during the period from July 2, 2012 through September 30, 2012 were Brazilian electricity companies Cia de Transmissao de Energia Eletrica Paulista and Cia Energetica de Minas Gerais (CEMIG). Other positions that disappointed included Bradespar SA, a Brazilian company that holds equity interests in other

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

companies as a partner or shareholder; OPAP SA, a Greek company that organizes and conducts lottery games; and Vale SA, a Brazilian diversified miner. The top individual contributors to Fund performance during this same period were Israeli mobile telephony and wireless communications company Partner Communications Co., Ltd., Brazilian residential property developer Brookfield Incorporacoes SA, Polish copper and silver miner KGHM Polska Miedz SA, Spanish information technology services provider Indra Sisternas SA and Israeli telecommunication services company Bezeq The Israeli Telecommunication Corp., Ltd.





--------
Past performance is no guarantee of future results.

When investing internationally, the value of an investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. Also, while the Fund seeks to invest in a wide range of countries, volatility in a single country or region in which the Fund invests a significant portion of its assets may affect performance. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

The Fund employs a Disciplined Strategy and will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

*The MSCI All Country World ex-U.S. Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance of 47 global developed and emerging markets, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in International Dividend Strategy Fund Class A shares would be valued at $17,009. The same amount invested in securities mirroring the performance of the MSCI All Country World ex-U.S. Index (Net) would be valued at $25,567.

                             [CHART]

                International           MSCI All Country
              Dividend Strategy          World ex-U.S.
                 Class A/#/              Index (Net)**
              ------------------      ------------------
   9/30/2001       $9,428               $10,000
  10/31/2001        9,590                10,280
  11/30/2001        9,654                10,750
  12/31/2001        9,795                10,889
   1/31/2002        9,546                10,423
   2/28/2002        9,698                10,498
   3/31/2002       10,097                11,068
   4/30/2002       10,108                11,140
   5/31/2002       10,227                11,261
   6/30/2002        9,838                10,775
   7/31/2002        8,790                 9,725
   8/31/2002        8,618                 9,725
   9/30/2002        7,559                 8,695
  10/31/2002        7,959                 9,161
  11/30/2002        8,294                 9,602
  12/31/2002        8,024                 9,292
   1/31/2003        7,797                 8,965
   2/28/2003        7,700                 8,784
   3/31/2003        7,549                 8,613
   4/30/2003        8,153                 9,443
   5/31/2003        8,596                10,045
   6/30/2003        8,812                10,323
   7/31/2003        9,082                10,598
   8/31/2003        9,341                10,914
   9/30/2003        9,428                11,219
  10/31/2003       10,043                11,947
  11/30/2003       10,194                12,207
  12/31/2003       11,008                13,139
   1/31/2004       11,062                13,350
   2/29/2004       11,105                13,690
   3/31/2004       11,224                13,774
   4/30/2004       10,868                13,346
   5/31/2004       10,835                13,388
   6/30/2004       11,105                13,678
   7/31/2004       10,673                13,280
   8/31/2004       10,770                13,386
   9/30/2004       11,019                13,816
  10/31/2004       11,440                14,297
  11/30/2004       12,153                15,289
  12/31/2004       12,726                15,946
   1/31/2005       12,521                15,671
   2/28/2005       13,115                16,444
   3/31/2005       12,737                15,998
   4/30/2005       12,553                15,603
   5/31/2005       12,564                15,701
   6/30/2005       12,737                15,997
   7/31/2005       13,201                16,587
   8/31/2005       13,730                17,011
   9/30/2005       14,087                17,889
  10/31/2005       13,741                17,238
  11/30/2005       14,163                17,817
  12/31/2005       15,232                18,674
   1/31/2006       16,356                19,976
   2/28/2006       16,086                19,919
   3/31/2006       16,636                20,497
   4/30/2006       17,641                21,554
   5/31/2006       16,961                20,560
   6/30/2006       16,712                20,540
   7/31/2006       16,831                20,750
   8/31/2006       17,198                21,338
   9/30/2006       17,123                21,352
  10/31/2006       17,609                22,222
  11/30/2006       18,095                23,028
  12/31/2006       18,570                23,746
   1/31/2007       18,711                23,835
   2/28/2007       18,657                23,980
   3/31/2007       19,132                24,656
   4/30/2007       19,748                25,799
   5/31/2007       20,158                26,506
   6/30/2007       20,417                26,732
   7/31/2007       20,147                26,656
   8/31/2007       19,921                26,247
   9/30/2007       21,390                27,985
  10/31/2007       22,762                29,547
  11/30/2007       21,487                28,219
  12/31/2007       21,368                27,811
   1/31/2008       18,995                25,120
   2/29/2008       19,408                25,848
   3/31/2008       19,255                25,291
   4/30/2008       20,589                26,847
   5/31/2008       20,978                27,313
   6/30/2008       19,432                25,074
   7/31/2008       18,464                24,177
   8/31/2008       17,354                23,053
   9/30/2008       14,686                19,597
  10/31/2008       11,192                15,284
  11/30/2008       10,483                14,406
  12/31/2008       10,841                15,230
   1/31/2009        9,736                13,887
   2/28/2009        8,935                12,596
   3/31/2009        9,457                13,612
   4/30/2009       10,550                15,484
   5/31/2009       12,152                17,604
   6/30/2009       11,970                17,415
   7/31/2009       12,990                19,123
   8/31/2009       13,245                19,835
   9/30/2009       14,058                20,858
  10/31/2009       13,730                20,601
  11/30/2009       14,374                21,196
  12/31/2009       14,817                21,648
   1/31/2010       13,767                20,592
   2/28/2010       13,889                20,595
   3/31/2010       14,927                22,007
   4/30/2010       14,548                21,828
   5/31/2010       12,864                19,555
   6/30/2010       12,425                19,309
   7/31/2010       13,486                21,058
   8/31/2010       13,047                20,484
   9/30/2010       14,451                22,526
  10/31/2010       15,122                23,296
  11/30/2010       14,377                22,402
  12/31/2010       15,477                24,159
   1/31/2011       15,648                24,401
   2/28/2011       15,990                25,049
   3/31/2011       16,063                25,002
   4/30/2011       16,808                26,242
   5/31/2011       16,380                25,515
   6/30/2011       16,087                25,153
   7/31/2011       15,868                24,818
   8/31/2011       14,257                22,696
   9/30/2011       12,548                20,178
  10/31/2011       17,068                24,685
  11/30/2011       16,536                23,426
  12/31/2011       16,095                23,164
   1/31/2012       17,345                24,735
   2/29/2012       18,117                26,125
   3/31/2012       17,993                25,766
   4/30/2012       17,885                25,359
   5/31/2012       15,864                22,480
   6/30/2012       16,465                23,805
   7/31/2012       16,033                24,142
   8/31/2012       16,465                24,646
   9/30/2012       17,009                25,567


                        Class A            Class B           Class C++           Class I
                   ------------------ ------------------ ------------------ ------------------
 International     Average            Average            Average            Average
Dividend Strategy  Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#         Return   Return+   Return   Return+   Return   Return+   Return   Return+
-----------------  ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return       2.49%     8.77%    3.97%     7.97%    6.98%     7.98%    8.84%     8.84%
----------------------------------------------------------------------------------------------
5 Year Return      -9.67%   -36.19%   -9.54%   -38.33%   -9.21%   -38.32%   -8.54%   -35.99%
----------------------------------------------------------------------------------------------
10 Year Return      5.46%    80.54%    5.55%    71.56%    5.38%    68.90%    6.17%    81.96%
----------------------------------------------------------------------------------------------
Since Inception*    0.36%    12.37%    0.42%     6.82%    0.03%     0.54%    3.19%    40.72%
----------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A and Class B: 11/19/96; Class C: 03/06/97; Class I:
   11/16/01.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.
++ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended September 30, 2012, the SunAmerica International Equity Class A returned 2.49% compared to 14.48% for the MSCI All Country World ex-U.S. Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The MSCI All Country World ex-U.S. Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance of 47 global developed and emerging markets, excluding the U.S. Net total return indices reinvest dividends after the deduction withholding taxes, of using (for internation indices) a tax rate applicable to non-resident institutional investor who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA VALUE FUND

The SunAmerica Value Fund Class A shares returned 27.84% (before maximum sales charge) for the 12-month period ended September 30, 2012. The Fund underperformed its benchmark, the Russell 1000 Value Index*, which returned 30.92% during the same annual period.

The Fund produced strong double-digit gains, as U.S. value-oriented equities modestly outpaced U.S. growth-oriented equities during the annual period, as measured by the Russell 1000 Value Index and Russell 1000 Growth Index, respectively.

The Fund's relative underperformance was driven primarily by holding an average position in cash of approximately 5.8% of the Fund's total net assets during an annual period when the U.S. equity market rallied rather strongly. Disappointing stock selection, particularly within the energy, consumer discretionary and utilities sectors, further hindered relative results. Partially offsetting these detractors was security selection in the materials, information technology and financials sectors, which contributed positively to the Fund's results. Sector allocation overall also added value, with decisions to underweight utilities, the weakest performing sector in the Russell 1000 Value Index during the annual period, and to overweight consumer discretionary, the best performing sector in the Russell 1000 Value Index during the annual period, proving particularly prudent.

The top individual contributors to Fund performance during the annual period were pharmaceutical company Pfizer, Inc., diversified technology, manufacturing and financial services company General Electric Co., diversified financial services company Wells Fargo & Co., diversified banking institution JPMorgan Chase & Co. and integrated oil and gas company Chevron Corp. Conversely, the biggest individual detractors from the Fund's performance during the annual period were oil and gas exploration and production companies Devon Energy Corp. and Whiting Petroleum Corp., computers and peripherals company Hewlett-Packard Co., drugstore retail operator Walgreen Co. and rail and freight transportation company CSX Corp. We sold the Fund's positions in Whiting Petroleum Corp. and Walgreen Co. by the end of the annual period.


--------
Past performance is no guarantee of future results.

* The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in SunAmerica Value Fund Class A shares would have increased to $16,636. The same amount invested in securities mirroring the performance of the Russell 1000@ Value Index would be valued at $21,926.

                                         [CHART]

                         Value Class A#        Russell 1000/a/Value Index
                       -----------------     ----------------------------
         9/30/2001          $9,425                     $10,000
        10/31/2001           9,432                       9,914
        11/30/2001          10,031                      10,490
        12/31/2001          10,398                      10,737
         1/31/2002          10,287                      10,655
         2/28/2002          10,385                      10,672
         3/31/2002          10,751                      11,177
         4/30/2002          10,516                      10,793
         5/31/2002          10,620                      10,847
         6/30/2002          10,215                      10,225
         7/31/2002           9,653                       9,274
         8/31/2002           9,738                       9,344
         9/30/2002           9,077                       8,305
        10/31/2002           9,567                       8,921
        11/30/2002          10,006                       9,482
        12/31/2002           9,775                       9,071
         1/31/2003           9,515                       8,851
         2/28/2003           9,297                       8,615
         3/31/2003           9,351                       8,629
         4/30/2003          10,007                       9,389
         5/31/2003          10,615                       9,995
         6/30/2003          10,608                      10,120
         7/31/2003          10,663                      10,271
         8/31/2003          10,868                      10,431
         9/30/2003          10,820                      10,329
        10/31/2003          11,155                      10,961
        11/30/2003          11,312                      11,110
        12/31/2003          12,040                      11,795
         1/31/2004          12,054                      12,002
         2/29/2004          12,298                      12,259
         3/31/2004          12,191                      12,152
         4/30/2004          12,191                      11,855
         5/31/2004          12,183                      11,976
         6/30/2004          12,499                      12,259
         7/31/2004          12,334                      12,086
         8/31/2004          12,463                      12,258
         9/30/2004          12,693                      12,448
        10/31/2004          12,922                      12,655
        11/30/2004          13,489                      13,295
        12/31/2004          13,931                      13,740
         1/31/2005          13,762                      13,496
         2/28/2005          14,108                      13,943
         3/31/2005          14,019                      13,752
         4/30/2005          13,786                      13,506
         5/31/2005          14,035                      13,831
         6/30/2005          14,092                      13,982
         7/31/2005          14,381                      14,387
         8/31/2005          14,317                      14,324
         9/30/2005          14,478                      14,525
        10/31/2005          14,164                      14,156
        11/30/2005          14,582                      14,619
        12/31/2005          14,522                      14,709
         1/31/2006          14,825                      15,280
         2/28/2006          14,946                      15,374
         3/31/2006          15,075                      15,582
         4/30/2006          15,430                      15,978
         5/31/2006          15,084                      15,574
         6/30/2006          15,197                      15,674
         7/31/2006          15,594                      16,055
         8/31/2006          15,811                      16,324
         9/30/2006          16,217                      16,649
        10/31/2006          16,693                      17,194
        11/30/2006          16,918                      17,586
        12/31/2006          17,331                      17,981
         1/31/2007          17,438                      18,211
         2/28/2007          17,059                      17,927
         3/31/2007          17,292                      18,204
         4/30/2007          18,002                      18,877
         5/31/2007          18,673                      19,558
         6/30/2007          18,362                      19,101
         7/31/2007          17,798                      18,218
         8/31/2007          18,226                      18,422
         9/30/2007          18,780                      19,055
        10/31/2007          18,731                      19,057
        11/30/2007          17,866                      18,125
        12/31/2007          17,739                      17,950
         1/31/2008          17,058                      17,231
         2/29/2008          16,285                      16,509
         3/31/2008          16,239                      16,385
         4/30/2008          16,747                      17,184
         5/31/2008          16,943                      17,156
         6/30/2008          15,362                      15,514
         7/31/2008          15,362                      15,458
         8/31/2008          15,731                      15,721
         9/30/2008          14,727                      14,566
        10/31/2008          12,442                      12,044
        11/30/2008          11,530                      11,181
        12/31/2008          11,658                      11,336
         1/31/2009          10,440                      10,032
         2/28/2009           9,116                       8,692
         3/31/2009           9,872                       9,435
         4/30/2009          10,594                      10,446
         5/31/2009          11,350                      11,092
         6/30/2009          11,303                      11,010
         7/31/2009          12,012                      11,912
         8/31/2009          12,485                      12,535
         9/30/2009          12,757                      13,019
        10/31/2009          12,473                      12,621
        11/30/2009          13,041                      13,332
        12/31/2009          13,057                      13,568
         1/31/2010          12,724                      13,186
         2/28/2010          12,998                      13,602
         3/31/2010          13,748                      14,488
         4/30/2010          13,879                      14,863
         5/31/2010          12,724                      13,641
         6/30/2010          12,117                      12,873
         7/31/2010          13,010                      13,745
         8/31/2010          12,307                      13,157
         9/30/2010          13,283                      14,177
        10/31/2010          13,664                      14,603
        11/30/2010          13,569                      14,525
        12/31/2010          14,628                      15,672
         1/31/2011          15,047                      16,026
         2/28/2011          15,549                      16,617
         3/31/2011          15,549                      16,683
         4/30/2011          15,908                      17,127
         5/31/2011          15,621                      16,947
         6/30/2011          15,250                      16,599
         7/31/2011          14,664                      16,048
         8/31/2011          13,636                      15,047
         9/30/2011          12,535                      13,910


                       Class A            Class B           Class C++           Class Z
                  ------------------ ------------------ ------------------ ------------------
   SunAmerica     Average            Average            Average            Average
     Value        Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#        Return   Return+   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     20.48%    27.84%   22.92%    26.92%   25.95%    26.95%   28.63%    28.63%
---------------------------------------------------------------------------------------------
5 Year Return     -4.26%   -14.67%   -4.11%   -17.59%   -3.78%   -17.53%   -2.56%   -12.14%
---------------------------------------------------------------------------------------------
10 Year Return     5.22%    76.55%    5.32%    67.87%    5.15%    65.31%    6.47%    87.21%
---------------------------------------------------------------------------------------------
Since Inception*   5.58%   151.11%    5.63%   138.57%    4.84%   108.69%    4.40%    86.55%
---------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A and Class B: 11/19/96; Class C: 03/06/97; Class Z:
   04/03/98.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.
++ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended September 30, 2012, the SunAmerica Value Class A returned 20.48% compared to 30.92% for the Russell 1000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA JAPAN FUND

The SunAmerica Japan Fund Class A shares returned 1.38% (before maximum sales charge) for the 12-month period ended September 30, 2012. The Fund outperformed its benchmark, the MSCI Japan Index (Net)*, which returned -1.68% during the same annual period.

The Fund operated as the SunAmerica International Small-Cap Fund from the start of the annual period on October 1, 2011 through January 26, 2012, and PineBridge Investments LLC served as the Fund's subadviser. During this portion of the annual period, the Fund Class A shares returned 6.13% (before maximum sales charge) as compared to a return of 7.84% for the Fund's former benchmark, the MSCI EAFE Small Cap Index (Net)*. Below, we discuss the Fund's performance from October 1, 2011 through January 26, 2012.

From October 1, 2011 through January 26, 2012, stock selection in the health care and industrials sectors detracted. Having an underweighted allocation to energy, the best performing sector in the MSCI EAFE Small Cap Index (Net), also hampered relative results. Such factors were only partially offset by the positive contributions made by effective stock selection in the information technology, financials, utilities and materials sectors. Having an underweighted exposure to financials, the second-weakest sector in the MSCI EAFE Small Cap Index (Net), also added value.

From a regional perspective, individual stock selection in Japan detracted most. Both stock selection and allocation decisions within Australia and the U.K. also hurt the Fund's relative results from October 1, 2011 through January 26, 2012. These detractors were partially offset by the positive contributions made by effective stock selection in China and Brazil. Both stock selection and exposure decisions within Germany further buoyed the Fund's results.

Individual stock holdings that detracted from Fund performance most during the period from October 1, 2011 through January 26, 2012 were Japanese airline Skymark Airlines, U.K. cash loan provider International Personal Finance, Japanese residential home construction company Hajime Construction, Japanese electronic commerce service provider Kakaku.com and French veterinary pharmaceutical products manufacturer Virbac. The top individual contributors to Fund performance during this same period were Brazilian retailer Restoque Comercio E Confeccoes de Roupas, Hong Kong natural gas pipeline company China Gas Holdings, German mortgage bank Aareal Bank, French entertainment software publisher GameLoft and Luxembourg-based exchange-traded fund Db X-Trackers MSCI Emerging Market TRN Index ETF.

Effective January 27, 2012, the Fund changed its name to the SunAmerica Japan Fund and certain changes were made to the Fund's investment goal, principal investment strategies and techniques. In addition, on this same date, Wellington Management assumed day-to-day portfolio management responsibility for the Fund as its new subadviser. From the date Wellington Management became the Fund's subadviser through September 30, 2012, the Fund Class A shares returned -4.47% (before maximum sales charge) as compared to a return of -2.15% for the Fund's new benchmark, the MSCI Japan Index (Net)*. Below, we discuss the Fund's performance from January 27, 2012 through September 30, 2012.

From January 27, 2012 through September 30, 2012, sector allocation was the primary driver of the Fund's underperformance relative to the MSCI Japan Index
(Net). A residual of Wellington Management's bottom-up stock selection process, underweighted allocations to telecommunication services and financials, each of which outpaced the MSCI Japan Index (Net), and an overweighted exposure to information technology, which lagged the benchmark index, detracted most from relative results. Partially offsetting these detractors were the positive contributions made by the Fund's underweighted allocations to utilities and industrials, which each lagged the MSCI Japan Index (Net) during this same period.

Security selection overall contributed positively to the Fund's relative performance during the period since Wellington Management became sub-adviser. Individual security selection was particularly strong within the information technology, materials and financials sectors and was only partially offset by weaker selection within the consumer discretionary, health care and industrials sectors.

The top individual contributors to Fund performance since it became the SunAmerica Japan Fund through September 30, 2012 were social media and marketing services company Dena Co., Ltd., electronic commerce service provider Kakaku.com Inc., cosmetics

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

manufacturer Pola Orbis Holdings, Inc. and Internet portal Yahoo Japan Corp. Individual stock holdings that detracted from Fund performance most during this same period were specialized auto parts company Exedy Corp., metal processing machine manufacturer Amada Co., Ltd., electronics retailer K's Holdings Corp., photo equipment and supplies company FUJIFILM Holdings Corp. and consumer video game software and amusement facility arcade game machine developer Konami Corp.




--------
Past performance is no guarantee of future results.

When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. In addition, the Fund's performance may be affected by the broader Asian region, which includes emerging markets. Emerging markets are typically more volatile than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Because the Fund concentrates its investments in Japan, the Fund's performance is expected to be closely tied to social, political and economic conditions of that country. As a result, the Fund is likely to be more volatile than more geographically diverse international funds.

*The MSCI EUROPE, AUSTRALASIA AND THE FAR EAST ("MSCI EAFE") SMALL CAP INDEX
 (NET) is comprised of 40% of the full market capitalization of the eligible small cap universe with each industry group and each country in the MSCI EAFE Index. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI JAPAN INDEX (NET) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since the Fund's inception on May 2, 2006, $10,000 invested in SunAmerica Japan Fund Class A shares would be valued at $6,362. The same amount invested in securities mirroring the performance of the MSCI Japan Index (Net) and the MSCI EAFE Small Cap Index (Net) would be valued at $6,891 and $9,356, respectively.


                                    [CHART]

                Japan         MSCI EAFE
               Class A/#/  Small Cap Index(Net)  MSCI Japan/a/
              -----------  --------------------  -----------
5/1/2006        $9,427           $10,000           $10,000
5/31/2006        8,650             9,309            9,175
6/30/2006        8,431             9,104            9,073
7/31/2006        8,213             8,858            9,023
8/31/2006        8,311             9,106            9,158
9/30/2006        8,333             9,141            9,008
10/31/2006       8,673             9,476            9,165
11/30/2006       8,959             9,883            9,230
12/31/2006       9,336            10,211            9,459
1/31/2007        9,578            10,425            9,539
2/28/2007        9,608            10,599            9,923
3/31/2007        9,970            10,937            9,792
4/30/2007       10,294            11,342            9,601
5/31/2007       10,558            11,424            9,758
6/30/2007       10,596            11,399            9,729
7/31/2007       10,603            11,354            9,713
8/31/2007       10,181            10,768            9,428
9/30/2007       10,558            10,887            9,645
10/31/2007      10,988            11,565            9,608
11/30/2007      10,113            10,733            9,432
12/31/2007       9,712            10,359            9,059
1/31/2008        8,675             9,348            8,645
2/29/2008        8,896             9,745            8,704
3/31/2008        8,980             9,713            8,351
4/30/2008        9,163             9,939            8,958
5/31/2008        9,422            10,105            9,183
6/30/2008        8,743             9,274            8,557
7/31/2008        8,195             8,850            8,266
8/31/2008        7,569             8,510            7,937
9/30/2008        6,357             7,051            7,047
10/31/2008       4,711             5,377            6,005
11/30/2008       4,513             5,139            5,931
12/31/2008       4,811             5,489            6,413
1/31/2009        4,559             5,138            5,977
2/28/2009        4,178             4,662            5,237
3/31/2009        4,308             4,965            5,347
4/30/2009        4,628             5,727            5,861
5/31/2009        5,253             6,539            6,465
6/30/2009        5,322             6,665            6,579
7/31/2009        5,825             7,174            6,860
8/31/2009        5,985             7,754            7,130
9/30/2009        6,359             8,141            7,007
10/31/2009       6,283             7,997            6,832
11/30/2009       6,435             7,997            6,762
12/31/2009       6,507             8,057            6,814
1/31/2010        6,349             7,978            6,943
2/28/2010        6,325             7,867            7,021
3/31/2010        6,649             8,441            7,371
4/30/2010        6,783             8,585            7,360
5/31/2010        6,033             7,518            6,765
6/30/2010        6,049             7,485            6,629
7/31/2010        6,649             8,131            6,865
8/31/2010        6,460             7,895            6,708
9/30/2010        7,186             8,795            7,015
10/31/2010       7,463             9,135            7,158
11/30/2010       7,257             8,808            7,309
12/31/2010       7,874             9,833            7,865
1/31/2011        7,801             9,911            7,875
2/28/2011        7,915            10,135            8,235
3/31/2011        7,972            10,124            7,478
4/30/2011        8,329            10,658            7,505
5/31/2011        8,134            10,385            7,383
6/30/2011        8,037            10,210            7,491
7/31/2011        7,923            10,103            7,757
8/31/2011        7,103             9,272            7,126
9/30/2011        6,275             8,312            7,009
10/31/2011       6,697             8,910            6,992
11/30/2011       6,519             8,428            6,683
12/31/2011       6,362             8,265            6,738
1/31/2012        6,650             8,949            7,043
2/29/2012        6,838             9,487            7,398
3/31/2012        6,918             9,494            7,497
4/30/2012        6,858             9,448            7,258
5/31/2012        6,034             8,336            6,610
6/30/2012        6,392             8,672            6,950
7/31/2012        6,302             8,705            6,784
8/31/2012        6,372             8,937            6,735
9/30/2012        6,362             9,356            6,891



                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
   SunAmerica     Average            Average            Average
     Japan        Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#        Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      -4.43%    1.38%    -2.42%    0.87%     0.02%    0.85%
--------------------------------------------------------------------------
5 Year Return     -10.69%  -39.74%   -10.47%  -41.59%   -10.21%  -41.64%
--------------------------------------------------------------------------
Since Inception*   -6.81%  -32.51%    -6.53%  -35.14%    -6.55%  -35.25%
--------------------------------------------------------------------------

+Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*Inception date: Class A, Class B and Class C: 05/02/06.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12 month period ended September 30, 2012, the SunAmerica Japan Class A returned -4.43% compared to -1.68% for the MSCI Japan Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The MSCI EUROPE, AUSTRALASIA AND THE FAR EAST ("MSCI EAFE") SMALL CAP INDEX
   (NET) is comprised of 40% of the full market capitalization of the eligible small cap universe with each industry group and each country in the MSCI EAFE Index. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.
@ The fund changed its benchmark from the MSCI EAFE Small Cap Index (Net) to the MSCI Japan Index (Net) in the light of the change in the name of the Fund and changes to the Fund's principal investment strategies and techniques that became effective as of January 27, 2012.
   The MSCI JAPAN INDEX (NET) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

[LOGO]

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

TRUSTEES                   SHAREHOLDER SERVICING      This report is submitted
 Richard W. Grant          AGENT                      solely for the general
 Peter A. Harbeck           SunAmerica Fund           information of
 Dr. Judith L. Craven         Services, Inc.          shareholders of the
 William F. Devin           Harborside Financial      Funds. Distribution of
 Stephen J. Gutman            Center                  this report to persons
 William J. Shea            3200 Plaza 5              other than shareholders
                            Jersey City, NJ           of the Funds is
OFFICERS                      07311-4992              authorized only in
 John T. Genoy, President                             con-nection with a
   and Chief Executive     CUSTODIAN AND TRANSFER     currently effective
   Officer                 AGENT                      pro-spectus, setting
 Donna M. Handel,           State Street Bank and     forth details of the
   Treasurer                  Trust Company           Funds, which must precede
 Timothy P. Pettee, Vice    P.O. Box 5607             or accom-pany this report.
   President                Boston, MA 02110
 James Nichols, Vice                                  DELIVERY OF SHAREHOLDER
   President               VOTING PROXIES ON TRUST    DOCUMENTS
 Katherine Stoner, Vice    PORTFOLIO SECURITIES       The Funds have adopted a
   President and Chief     A description of the       policy that allows them
   Compliance Officer      policies and procedures    to send only one copy of
 Gregory N. Bressler,      that the Trust uses to     a Fund's prospectus,
   Chief Legal Officer     determine how to vote      proxy material, annual
   and Secretary           proxies relating to        report and semi-annual
 Gregory R. Kingston,      securities held in a       report (the "shareholder
   Vice President and      Fund's portfolio which is  documents") to
   Assistant Treasurer     available in the Trust's   shareholders with
 Kathleen Fuentes,         Statement of Additional    multiple accounts
   Assistant Secretary     Information, may be        residing at the same
 John E. McLean,           obtained without charge    "household." This
   Assistant Secretary     upon request, by calling   practice is called
 Nori L. Gabert, Vice      (800) 858-8850. This       householding and reduces
   President and           in-formation is also       Fund expenses, which
   Assistant Secretary     available from the EDGAR   benefits you and other
 Matthew Hackethal,        database on the U.S.       shareholders. Unless the
   Anti-Money Laundering   Securities and Ex-change   Funds receive
   Compliance Officer      Commission's website at    instructions to the
 Diedre L. Shepherd,       http://www.sec.gov.        con-trary, you will only
   Assistant Treasurer                                receive one copy of the
                           PROXY VOTING RECORD ON     shareholder documents.
INVESTMENT ADVISER         SUNAMERICA EQUITY FUNDS    The Funds will continue
 SunAmerica Asset          Information regarding how  to household the
   Management Corp.        SunAmerica Equity Funds    share-holder documents
 Harborside Financial      voted proxies relating to  indefinitely, until we
   Center                  securities held in         are instructed otherwise.
 3200 Plaza 5              SunAmerica Equity Funds    If you do not wish to
 Jersey City, NJ           during the most recent     participate in
   07311-4992              twelve month period ended  householding, please
                           June 30 is available,      contact Shareholder
DISTRIBUTOR                once filed with the U.S.   Services at (800)
 SunAmerica Capital        Securities and Exchange    858-8850 ext. 6010 or
   Services, Inc.          Commission, without        send a written request
 Harborside Financial      charge, upon request, by   with your name, the name
   Center                  calling (800) 858-8850 or  of your fund(s) and your
 3200 Plaza 5              on the U.S. Securities     account number(s) to
 Jersey City, NJ           and Exchange Commission's  SunAmerica Mutual Funds
   07311-4992              website at                 c/o BFDS, P.O. Box
                           http://www.sec.gov.        219186, Kansas City MO,
                                                      64121-9186. We will
                           DISCLOSURE OF QUARTERLY    resume individual
                           PORTFOLIO HOLDINGS         mailings for your account
                           The Trust is required to   within thirty (30) days
                           file its complete          of receipt of your
                           schedule of portfolio      request.
                           holdings with the U.S.
                           Securities and Exchange
                           Commission for its first
                           and third fiscal quarters
                           on Form N-Q. The Trust's
                           Forms N-Q are available
                           on the U.S. Securities
                           and Exchange Commission's
                           website at
                           http://www.sec.gov. You
                           can also review and
                           obtain copies of the
                           Forms N-Q at the U.S.
                           Securities and Exchange
                           Com-mission's Public
                           Reference Room in
                           Wash-ington, DC
                           (information on the
                           operation of Public
                           Reference Room may be
                           obtained by calling
                           1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO WWW.SAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.

FUNDS DISTRIBUTED BY SUNAMERICA CAPITAL SERVICES, INC.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

WWW.SAFUNDS.COM

EQANN - 9/12

[LOGO]

AIG

Sun America
Mutual Funds

Item 2.  Code of Ethics

         The SunAmerica Equity Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2012, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR.
         Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                2011        2012
         (a) Audit Fees ....................$   90,210   $   97,202
         (b) Audit-Related Fees ............$        0   $   10,740
         (c) Tax Fees ......................$        0   $        0
         (d) All Other Fees ................$        0   $        0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-Related Fees include amounts related to the review an amendment to the registrant's registration statement.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                2011              2012
         (b) Audit-Related Fees ............$         0       $         0
         (c) Tax Fees ......................$         0       $         0
         (d) All Other Fees ................$         0       $         0

    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2011 and 2012 were $91,846 and $53,590, respectively.

    (h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Equity Funds

By: /s/ John T. Genoy
    ------------------
    John T. Genoy
    President

Date: December 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -----------------
    John T. Genoy
    President

Date: December 7, 2012

By: /s/ Donna M. Handel
    -------------------
    Donna M. Handel
    Treasurer

Date: December 7, 2012